Amended and Restated

British Columbia
Securities Commission

QUARTERLY AND YEAR END REPORT
BC FORM 51-901F (previously Form 61)

Freedom of Information and Protection of Privacy Act: The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act*. Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

X Schedule A

Schedules B and C

(Place X in appropriate category.)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	February 28, 2002	02/11/18

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	02/11/18

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"William Green"	William Green	02/11/18

(Electronic signatures should be entered in "quotations".)

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)

CONSOLIDATED INTERIM FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(Unaudited)

FEBRUARY 28, 2002

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED INTERIM BALANCE SHEETS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

Amended and Restated

	Notes	February 28 2002	February 28 2001	November 30 2001
ASSETS				
Current				
Cash and cash equivalents		$ 38,628	$ 83,580	$ 59,833
Receivables		36,342	11,226	15,986
Prepaid expenses		8,424	20,109	6,230
		83,394	114,915	82,049
Property, plant and equipment	4	8,675	10,854	9,350
Mineral properties	2, 5	-	1	-
Investments	6	27,565	27,565	27,565
		$ 119,634	$ 153,335	$ 118,964
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current				
Accounts payable and accrued liabilities	8	$ 41,560	$ 28,133	$ 102,035
Due to affiliated company	8	2,594	4,800	2,594
		44,154	32,933	104,629
NATURE AND CONTINUANCE OF OPERATIONS	1			
CONTINGENCY	12			
Shareholders' equity				
Capital stock	7, 13	4,460,593	4,230,059	4,230,059
Common shares committed to be issued	7	-	-	125,000
Deficit accumulated during the exploration stage		(4,385,113)	(4,109,657)	(4,340,724)
		75,480	120,402	14,335
		$ 119,634	$ 153,335	$ 118,964

"Gary Freeman" Director

"William Green" Director

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.

Amended and Restated

(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS AND CUMULATIVE LOSS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

	Cumulative Amounts From October 7, 1994 to February 28 2002	Three Months Ended February 28 2002	Three Months Ended February 28 2001
GENERAL AND ADMINISTRATIVE EXPENSES			
Amortization	$ 19,151	$ 674	$ 843
Consulting fees	311,039	6,865	19,630
Exploration costs	1,574,869	6,173	-
Listing and transfer agent fees	123,523	8,372	2,790
Management fees	15,000	15,000	-
Office	272,331	3,740	7,934
Professional fees	118,147	2,253	1,626
Property investigation	186,563	-	-
Salaries and benefits	80,308	-	-
Shareholder communication	373,772	326	-
Travel	70,543	447	2,437
Loss before the under-noted	(3,145,246)	(43,850)	(35,260)
Interest income	196,139	38	1,058
Investment income	27,564	-	-
Gain on foreign exchange	160,560	(577)	(631)
Loss on disposal of capital assets	(4,186)	-	-
Impairment of mineral properties	(1,098,950)	-	(413,537)
Write off of acquisition costs (Note 6)	(100,722)	-	-
Gain from sale of marketable securities (Note 6)	100,703	-	-
Write down of marketable securities (Note 6)	(374,526)	-	-
Write down of investment	(146,449)	-	-
Net loss for the period	(4,385,113)	(44,389)	(448,370)
Deficit, beginning of period	-	(4,340,724)	(3,661,287)
Deficit, end of period	$ (4,385,113)	$ (4,385,113)	$ (4,109,657)
Loss per share (Note 9)		$ (0.01)	$ (0.16)

The accompanying notes are an integral part of these consolidated financial statements.

Amended and Restated

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

	Cumulative Amounts From October 7, 1994 to February 28 2002	Three Months Ended February 28 2002	Three Months Ended February 28 2001
CASH FLOWS FROM OPERATING ACTIVITIES			
Net loss for the period	$ (4,385,113)	$ (44,389)	$ (448,370)
Items not affecting cash			
Amortization	19,151	674	843
Investment income	(27,584)	-	-
Gain on sale of marketable securities	(100,703)	-	-
Loss on disposal of property, plant and equipment	4,186	-	-
Impairment of mineral properties	1,098,950	-	413,537
Write-off of mineral properties	-	-	-
Write-off of deferred exploration costs	-	-	-
Write-down of marketable securities	374,526	-	-
Write down of investments	146,449	-	-
Write down of acquisition costs	100,722	-	-
Net change in non-cash working capital items			
(Increase) decrease in receivables	(36,342)	(20,356)	(1,240)
(Increase) decrease in prepaid expenses	(8,424)	(2,194)	1,841
Increase (decrease) in accounts payable	41,561	(60,474)	(10,877)
Increase (decrease) in due to affiliated company	2,594	-	(762)
Net cash provided by (used in) operating activities	(2,770,007)	(126,739)	(44,828)
CASH FLOWS FROM INVESTING ACTIVITIES			
Proceeds on sale of marketable securities	488,027	-	-
Property, plant and equipment acquired	(38,196)	-	(214)
Proceeds on disposal of property, plant and equipment	6,183	-	-
Acquisition of mineral properties	(498,950)	-	-
Increase in deferred exploration costs	-	-	-
Increase in investments	(1,009,022)	-	-
Net cash (used to) provided by investing activities	(1,051,958)	-	(214)
CASH FLOWS FROM FINANCING ACTIVITIES			
Issuance of capital stock, net of issuance costs	3,860,593	230,534	-
Common shares committed to be issued	-	(125,000)	-
Net cash provided by financing activities	3,860,593	105,534	-
Increase (decrease) in cash and equivalents during the period	38,628	(21,205)	(45,042)
Cash and cash equivalents, beginning of period	-	59,833	128,622
Cash and cash equivalents, end of period	$ 38,628	$ 38,628	$ 83,580
Cash paid during the period for:			
Interest	$ -	$ -	$ -
Income taxes	$ -	$ -	$ -

Since inception, the Company has issued a total of 660,700 common shares (adjusted for roll-back) for non-cash consideration as follows:

Year	Number of Shares	Amount	Consideration
1998	600,000	600,000	Acquisition of mineral property
1999	10,700	$ 8,025	Finder's fee
2002	50,000	5,000	Finder's fee

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.

Amended and Restated

(formerly Triband Capital Corp.)

CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND DEFICIT

(Expressed in Canadian Dollars)

(Unaudited - Prepared by Management)

	Number of Shares	Price	Common Shares Issued and Fully Paid	Common Shares Comitted to be Issued	Deficit Accumulated During the Exploration Stage	Total
Balance at November 30, 1998 (restated-see Note 2)	2,456,903		$ 3,969,448	$ -	(1,576,774)	2,392,674
Issuance of shares for cash						
Private placement	107,000	0.75	80,250			80,250
Exercise of options	4,000	1.00	4,000			4,000
Issuance of shares for finder's fees	10,700	0.75	8,025			8,025
Share issuance costs			(8,025)			(8,025)
Loss for the year	-				(970,345)	(970,345)
Balance at November 30, 1999 (restated-see Note 2)	2,578,603		4,053,698	-	(2,547,119)	1,506,579
Issuance of shares for cash						
Exercise of options	25,000	0.75	18,750			18,750
Exercise of options	113,190	0.85	96,211			96,211
Exercise of options	38,500	1.00	38,500			38,500
Exercise of options	3,000	2.25	6,750			6,750
Exercise of warrants	19,000	0.85	16,150			16,150
Loss for the year					(1,114,168)	(1,114,168)
Balance at November 30, 2000 (restated-see Note 2)	2,777,293		4,230,059	-	(3,661,287)	568,772
Common shares committed to be issued (Note 8)				125,000		125,000
Loss for the year					(679,437)	(679,437)
Balance at November 30, 2001	2,777,293		4,230,059	125,000	(4,340,724)	14,335
Shares for debt	475,337	0.10	47,534			47,534
Private placement	1,350,000	0.10	135,000	(125,000)		10,000
Warrants exercised	400,000	0.12	48,000			48,000
Issuance of shares for finder's fees	50,000	0.10	5,000			5,000
Share issuance costs			(5,000)			(5,000)
Loss for the period					(44,389)	(44,389)
Balance at February 28, 2002	5,052,630		$ 4,460,593	$ -	$ (4,385,113)	$ 75,480

The accompanying notes are an integral part of these consolidated financial statements.

(Expressed in Canadian Dollars)

1. NATURE AND CONTINUANCE OF OPERATIONS

The Company's principal business activity is the exploration and development of mineral properties.

Effective July 9, 2001, the Company changed its name from Triband Resource Corporation to Triband Enterprise Corp.

The Company is in the process of exploring and developing its mineral properties and has not yet determined whether these properties contain ore reserves that are economically recoverable.

During the year ended November 30, 2000, the Company decided to change its business focus to internet or high tech ventures and completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business (Note 7). The Company was unable to complete its change of business and decided to maintain its principal activity in the exploration and development of mineral properties.

The Company's consolidated financial statements are presented on a going concern basis, which assumes that the Company will continue to realize its assets and discharge its liabilities in the normal course of operations. However, the Company does not generate sufficient cash flow from operations to adequately fund its activities and has therefore relied principally upon the issuance of securities for financing. Future capital requirements will depend on many factors including the Company's ability to execute its business plan. The Company intends to continue relying upon the issuance of securities to finance its future activities but there can be no assurance that such financing will be available on a timely basis under terms acceptable to the Company. Although these consolidated financial statements do not include any adjustments that may result from the inability to secure future financing, such condition would have a material adverse effect on the Company's business, results of operations and financial condition.

2. CHANGE IN ACCOUNTING POLICY

On December 1, 2000, the Company changed its accounting policy to expensing development and exploration costs as incurred. This change in policy has been retroactively applied. The effect of the change in accounting policy on the financial statements for the year ended November 30, 2001 was that $19,293 of exploration costs were expensed that would otherwise have been capitalized. The overall effect of the change in accounting policy is as follows:

Prior to change in policy	2001	2000	1999	1998	1997
Opening deficit	$ 2,877,570	$ 1,418,297	$ 518,461	$ 289,659	$ 88,554
Net loss for the year	679,437	1,459,273	899,836	228,802	201,105
Closing deficit	3,557,007	2,877,570	1,418,297	518,461	289,659
Restated, due to change in accounting policy					
Opening deficit	3,661,287	2,547,119	1,576,774	289,659	88,554
Net loss for the year	679,437	1,459,273	899,836	228,802	201,105
Net change due to change in accounting policy	-	(345,105)	70,509	1,058,313	601,569
Closing deficit	4,340,724	3,661,287	2,547,119	1,576,774	891,228
Net change in closing deficit	$ 783,717	$ 783,717	$ 1,128,822	$ 1,058,313	$ 601,569

2. **CHANGE IN ACCOUNTING POLICY** (cont'd...)

The overall effects of the change in accounting policy relating to the balances of deferred exploration expenditures as at November 30, 1997, 1998, 1999 and 2000 are as follows:

Prior to change in policy	2000	1999	1998	1997
Opening deferred exploration costs	$ 1,128,822	$ 1,058,313	$ 601,569	$ -
Exploration expenditures capitalized during the year	88,823	224,791	456,744	601,569
Deferred exploration costs written off during the year	(433,928)	(154,282)	-	-
Closing deferred exploration costs	$ 783,717	$ 1,128,822	$ 1,058,313	$ 601,569

Restated, due to change in accounting policy:	2001	2000	1999	1998	1997
Opening and closing deferred exploration costs	$ -	$ -	$ -	$ -	$ -
Exploration expenditures incurred and expensed	$ 19,293	$ 88,823	$ 224,791	$ 456,744	$ 601,569

3. **SIGNIFICANT ACCOUNTING POLICIES**

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates. The assets and liabilities which require management to make significant estimates and assumptions in determining carrying values include investments.

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Triband Resource US Inc. (incorporated in Nevada, U.S.A.). All significant intercompany balances and transactions have been eliminated.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The Company's financial instruments consist of cash and equivalents, receivables, accounts payable and accrued liabilities and due to affiliated company. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Exploration and development costs

The Company has adopted the policy to expensing development and exploration costs as incurred. The Company will expense future exploration and development costs until such time as the existence of proven and probable reserves is determined, or sufficient objective evidence in the opinion of Management to support the recognition of an asset.

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd…)

Property evaluations

The Company reviews and evaluates the carrying amounts of its mineral properties when events or changes in circumstances indicate that the carrying amount may not be recoverable. If it is determined that the net recoverable amount is significantly less than the carrying value and the impairment in value is likely to be permanent, a reduction in the carrying amount of mineral properties with a corresponding charge to operation are recorded.

Cost of maintaining mineral properties

The Company does not accrue the estimated future costs of maintaining its mineral properties in good standing.

Acquisition costs

Acquisition costs are capitalized on properties where proven and provable reserves exist.

Environmental protection and reclamation costs

The operations of the Company have been, and may be in the future be affected from time to time in varying degrees by changes in environmental regulations, including those for future removal and site restorations costs. Both the likelihood of new regulations and their overall effect upon the Company may vary from region to region and are not predictable.

The Company's policy is to meet or, if possible, surpass standards set by relevant legislation, by application of technically proven and economically feasible measures. Environmental expenditures that relate to ongoing environmental and reclamation programs are charged against statements of operations as incurred or capitalized and amortized depending upon their future economic benefits. The Company does not anticipate any material capital expenditures for environmental control facilities because it is at an early stage of exploration. Estimated future removal and site restoration costs are considered minimal.

Property, plant and equipment and amortization

Property, plant and equipment are recorded at cost and are being amortized over their estimated useful lives using the declining balance method at rates of 20% and 30% per annum.

Investments

The Company's long-term investments are accounted for on the cost basis. The investments will be written-down to their estimated net realizable value when there is evidence of a decline in value below carried cost that is other than temporary.

Capital stock

The proceeds from the exercise of stock options, warrants and escrow shares are credited to capital stock in the amount for which the option, warrant or escrow share enabled the holder to purchase a share in the Company.

(Expressed in Canadian Dollars)

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd...)

Foreign exchange

Transaction amounts denominated in foreign currencies are translated into their Canadian dollar equivalents at exchange rates prevailing at the transaction date. Monetary assets and liabilities are adjusted at each balance sheet date to reflect exchange rates prevailing at that date, and non-monetary assets and liabilities are translated at the historical rate of exchange. Gains and losses arising from restatement of foreign currency monetary assets and liabilities at each year end are included in statements of operations.

Basic and diluted loss per share

Basic loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding during the year. Diluted net loss per share is calculated by dividing the net loss by the sum of the weighted average number of common shares outstanding and the dilutive common equivalent shares outstanding during the year. Common equivalent shares consist of the shares issuable upon exercise of stock options and warrants calculated using the treasury stock method. Common equivalent shares are not included in the calculation of the weighted average number of shares outstanding for diluted net loss per common share when the effect would be anti-dilutive.

Stock-based compensation

The Company grants stock options as described in Note 8. No compensation expense is recognized when stock options are granted.

Income taxes

Future income taxes are recorded for using the asset and liability method. Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply when the asset is realized or the liability settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that substantive enactment or enactment occurs. To the extent that the Company does not consider it to be more likely than not that a future tax asset will be recovered, it provides a valuation allowance against the excess.

4. PROPERTY, PLANT AND EQUIPMENT

			Net Book Value		
	Cost	Accumulated Depreciation	February 28 2002	February 28 2001	November 30 2001
Office furniture and equipment	$ 6,984	$ 2,863	$ 4,121	$ 3,156	$ 4,425
Computer equipment	10,050	5,495	4,555	9,789	4,925
	$ 17,034	$ 8,358	$ 8,676	$ 12,945	$ 9,350

(Expressed in Canadian Dollars)

5. MINERAL PROPERTIES

The Company has entered into the following agreements to acquire interests in various mineral claims:

	February 28 2002	February 28 2001	November 30 2001
Staked Claims, Nevada, U.S.A.			
A 100% interest in certain claims by staking and by entering into an option agreement. During 2001, the Company wrote-off previously capitalized costs to statement of Operations and adjusted opening deficit	$ -	$ 1	$ -

Future mineral property payments

On certain of its Nevada claims, the Company is required to pay or incur the following to earn its 100% interest:

a) Minimum advance royalty payments according to the following schedule:
- US$15,000 by July 9, 2002 (US$7,500 paid and US$7,500 deferred to January 1, 2003)
- US$20,000 by July 9, 2003
- US$25,000 by July 9, 2004
- US$50,000 by July 9, 2005 and each subsequent year
- Total purchase price for the property is US$2,000,000 due on July 9, 2015. The Company's advance royalty payment beginning on July 9, 2005 will be credited against the purchase price of the property. The purchase price is also subject to adjustment for one-half of the rate of inflation according to the United States Department of Commerce Producers' Price Index.

b) Production royalty

If the Company places the property in production before the fifteenth year, the Company is required to pay 2.5% NSR production royalty. The production royalty payment can also be applied to the purchase price;

c) Exploration and development work according to the following schedule:
- Incur expenditures totaling US$20,000 by July 9, 2003
- Incur expenditures totaling US$25,000 each by July 9, 2004
- Incur expenditures totaling US$50,000 by July 9, 2005 and during each of the following year during the lease term.
- The maximum required total work commitment from the date of this lease shall be $250,000.

Title to mineral properties

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties. The Company has investigated title to all of its mineral properties and, to the best of its knowledge, title to all of its properties are in good standing.

(Expressed in Canadian Dollars)

Exploration Costs

The following is a summary of the exploration costs incurred during 2002 and 2001:

	Nevada	February 28 2002	February 28 2001	November 30 2001
Expenditures incurred during the period				
Field expenditures and others	$ -	$ -	$ -	$ 2,355
Geological consultants	5,712	5,712	-	16,312
Report preparation and mapping	461	461	-	-
Travel	-	-	-	626
	6,173	6,173	-	19,293

6. INVESTMENTS

	February 28 2002	February 28 2001	November 30 2001
Investments is comprised of:			
Pursesource, Inc.	$ 1	$ 1	$ 1
Clearant, Inc.	27,564	27,564	27,564
	$ 27,565	$ 27,565	$ 27,565

(Expressed in Canadian Dollars)

6. **INVESTMENTS** (cont'd…)

Puresourse, Inc.

During the year ended November 30, 1999, the Company acquire 240,000 common shares of Puresource, Inc. ("Puresource"), a private company incorporated in the State of Washington, United States for $146,450. The investment is accounted for using the cost basis.

Effective August 19, 1999, Puresource sold all of its assets to Clearant, Inc. ("Clearant"), a private company incorporated in the State of California, United States. As consideration, Puresource was issued 3,000,000 shares of Clearant with a fair value of $2,837,650 (US$1,900,000) or $0.95 (US$0.63) per share determined by an independent valuation at date of closing and promissory notes convertible into common shares at the discretion of Clearant totaling $1,642,850 (US$1,100,000).

Upon completion of the sale, the shareholders of Puresource resolved to wind up the corporation. In October 2000, the Company received a distribution of assets from Puresource consisting of 29,015 Clearant shares. The distribution of assets by Puresource to its shareholders is considered a non-monetary non-reciprocal transfer and is accounted for on the basis of the recorded value of the resources transferred. As such, the 29,015 Clearant shares are recorded by the Company at $0.95 per share for a total value of $27,564. If, as and when Puresource distributes further assets to its owners prior to dissolution, the transfer will be accounted for on the same basis.

Concurrently, the investment in shares of Puresource has been written down by $146,449 to a nominal value of $1. The balance of the investment will be written-off in the financial statements at the date of formal wind up and dissolution of the corporation.

eFinancial Training.com Inc.

On May 2, 2000, the Company entered into a letter of intent with eFinancial Training.com Inc. ("eFinancial") and the sole shareholder of eFinancial, pursuant to which the Company agreed to acquire all of the issued and outstanding shares of eFinancial for a purchase price of $1,575,000 to be payable by 3,500,000 performance escrow common shares of the Company. Concurrent with the acquisition, the Company announced its intention to proceed with a private placement of 1,800,000 units at the price of $0.45 per unit.

The Company subsequently determined not to proceed with the acquisition of eFinancial and the private placement due to certain difficulties. Consequently, all costs (recoveries) relating to this acquisition, totaling $(1,650) (2000 - $98,950), were written-off to operations.

Via Vis Technologies Inc.

On January 27, 2001, the Company entered into an agreement with Via Vis Technologies Inc. ("Via Vis") and its principal shareholders whereby the Company has agreed, among other things, to acquire all of the issued and outstanding shares of Via Vis in exchange of 41,500,000 common shares of the Company.

The Company subsequently determined not to proceed with the acquisition of Via Vis due to certain difficulties. Consequently, all costs relating to this acquisition totaling $3,422 (2000 - $Nil), were written-off to operations.

(Expressed in Canadian Dollars)

6. INVESTMENTS (cont'd…)

Indico Technologies Corporation

In September 1998, the Company acquired 704,225 units in Indico Technologies Corporation ("Indico"), a publicly listed company, for $761,850. Each unit consisted of one common share and one share purchase warrant to acquire an additional share for US$1.42 expiring on September 11, 2000. During the year ended November 30, 1999, the Company reclassified this investment to marketable securities in current assets, and wrote down the shares by $374,526 to their market value of $387,324. During the year ended November 30, 2000, the shares were sold for proceeds of $488,027, resulting in a net gain on sale of $100,703.

7. CAPITAL STOCK

	Number of Shares		Amount
Authorized			
Unlimited number of common shares without par value			
Unlimited number of preferred shares, issuable in series			
Common shares issued			
As at November 30, 1999	2,578,603	$	4,053,698
For cash - exercise of options	179,690		160,211
For cash - exercise of warrants	19,000		16,150
As at November 30, 2000 and 2001	2,777,293		4,230,059
For debt settlement	475,284		47,529
For cash - private placement	1,350,000		135,000
For cash - exercise of warrants	400,000		48,000
For services - finder's fees	50,000		5,000
Share issuance costs	-		(5,000)
As at February 28, 2002	5,052,577	$	4,460,588

Effective August 22, 2001, the Company decided to consolidate its shares on a one new share for every five old shares basis. The effects of the consolidation have been applied on a retroactive basis.

Common shares committed to be issued

Pursuant to a private placement, the Company received $135,000 and committed to issue 1,350,000 common shares at $0.10 per share and 1,350,000 share purchase warrants entitling the holders to purchase an additional 1,350,000 common shares at a price of $0.12 per share until October 10, 2002 and at a price of $0.15 per share until October 10, 2003.

(Expressed in Canadian Dollars)

7. CAPITAL STOCK (cont'd...)

Stock options

The Company, in accordance with the policies of the Canadian Venture Exchange, is authorized to grant options to directors, employees and consultants, to acquire up to 10% of issued and outstanding common stock. The exercise price of each option equals the average market price of the Company's stock as calculated over the ten trading days preceding the date of grant. The options can be granted for a maximum term of 5 years. The consolidation of the Company's outstanding options on a one new for every five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidations have been applied on a retroactive basis.

The following incentive stock options and share purchase warrants were outstanding at February 28, 2002:

	Number of Shares	Exercise Price	Expiry Date
Options			
	505,000	0.17	February 27, 2007
Warrants			
	950,000	0.12	October 10, 2002
		0.15	October 10, 2003

8. RELATED PARTY TRANSACTIONS

These consolidated financial statements include transactions with related parties as follows:

a) The Company paid $5,712 (2001 – $Nil) to directors or companies controlled by directors for geological services which have been expensed as property investigation costs.

b) The Company paid $15,000 (2001 - $15,000) in management, consulting fees and shareholders' communications to a director of the Company.

c) $4,825 (2001 - $Nil) included in accounts payable and accrued liabilities to directors or to a company controlled by a director for geological services.

Amounts due to or from affiliated companies are unsecured, non-interest bearing, with no fixed terms of repayment.

9. BASIC AND DILUTED LOSS PER SHARE

Loss per share is calculated using the weighted-average number of common shares outstanding during the fiscal year. For this purpose, share consolidations are reflected on a retroactive basis to the preceding years. The weighted-average number of common shares outstanding used to calculate loss per share are as follows:

Three months ended February 28, 2002	3,639,815
Three months ended February 28, 2001	2,777,293
Year Ended November 30, 2001	2,777,293

(Expressed in Canadian Dollars)

9. BASIC AND DILUTED LOSS PER SHARE (cont'd)

Options and warrants to purchase shares of common stock were outstanding during fiscal 2001, 2000, and 1999, but were not included in the computation of diluted loss per share. The effect of the options and warrants would be anti-dilutive, either because of the net loss in those years, or because the options exercise prices were greater than the average market prices of the common stock.

10. INCOME TAXES

The tax effects of temporary differences that give rise to significant components of future income tax assets and liabilities by applying the combined Canadian federal and provincial income tax rate of 44.71% (2000 – 45.62%) are as follows:

	November 30 2001	November 30 2000
Net loss for the year	$ (679,437)	$ (1,114,168)
Income tax recovery at combined basic Canadian Federal and Provincial tax rate: 44.71% (2000 – 45.62%)	303,776	508,283
Foreign tax rates differentials	(13,707)	(30,712)
Permanent differences	-	577
Tax benefit of losses not recognized in current year	(290,069)	(478,148)
Income tax recovery	$ -	$ -

A reconciliation of the income tax benefit (provisions) with amounts determined by applying the Canadian income tax rates to the consolidated loss for completed financial periods is as follows:

	November 30 2001	November 30 2000
Future income tax:		
Property, plant and equipment	$ 12,200	$ 9,100
Issuance costs	110,600	112,800
Losses available for future periods	1,588,100	1,480,600
	1,710,900	1,602,500
Valuation allowance	(1,710,900)	(1,602,500)
	$ -	$ -

The above losses available for future periods include US operating losses by applying the income tax rates of 34% (2000 – 34%). These tax benefits have not been recognized in the consolidated financial statements, as there is no certainty that they will be utilized.

(Expressed in Canadian Dollars)

10. INCOME TAXES (cont'd...)

Subject to certain restrictions, the Company has exploration and development expenditures of approximately $1,055,000 (2000 - $1,055,000) and operating losses of approximately $1,548,300 (2000 $1,294,900) available to reduce future Canadian taxable income. The Company also has operating losses from US subsidiary of approximately $1,247,700 (2000 - $1,201,600) available to reduce US taxable income. These losses expire as follows:

2002	$ 11,000	$ -
2003	96,000	-
2004	194,300	-
2005	321,300	-
2006	504,600	-
2007	167,700	-
2008	253,400	-
2017	-	185,000
2018	-	483,800
2019	-	321,800
2020	-	211,000
2021		46,100
	$1,548,300	$1,247,700

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada. Except as set out below, these financial statements also comply, in all material respects, with accounting principles generally accepted in the United States and the rules and regulations of the Securities and Exchange Commission.

Stock Based Compensation

The United States Financial Accounting Standards Board has issued Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB25"). This statement uses the intrinsic value based method whereby compensation cost is recorded for the excess, if any, of the quoted market price over the exercise price, at the date the stock options are granted. As at November 31, 2001, no compensation cost would have been recorded for any period under this method. Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" ("SFAS 123"), issued in October 1995, requires the use of the fair value based method of accounting for stock options. Under this method, compensation cost is measured at the grant date based on the fair value of the options granted and is recognized over the exercise period.

SFAS 123, however allows the Company to continue to measure the compensation cost of employees and directors in accordance with APB 25. Canadian generally accepted accounting principles do not require the reporting of any stock based compensation expense in the Company's financial statements.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Stock Based Compensation (cont'd...)

For compliance with United States generally accepted accounting principles, the Company uses the Black Scholes Option Pricing Model to determine the fair value of incentive stock options at the grant date. As at February 28, 2002, compensation expense totaling $704,826 has been incurred. In determining the fair value of these incentive stock options, the following assumptions were used:

	2001	2000	1999
Risk free interest rate	4%	6.16%	5.50%
Expected life	5 years	5 years	5 years
Expected volatility	68%	161%	147%
Expected dividends	-	-	-

The following is a summary of the status of stock options outstanding at February 28, 2002:

	Outstanding Options			Exercisable Options	
Range of Exercise Prices	Number	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
$ 0.75	30,000	1.72	$ 0.75	30,000	$ 0.75
1.20 – 1.55	77,000	2.85	1.35	77,000	1.35
2.60	95,000	3.10	2.60	95,000	2.60

The consolidation of the Company's outstanding options on a one new for five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidations have been applied on a retroactive basis.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Stock Based Compensation (cont'd...)

The following is a summary of the stock based compensation plan during 2002, 2001 and 2000:

	Number of Shares		Weighted Average Exercise Price
Outstanding and exercisable at November 30, 1999	241,690		
Weighted average fair value of options granted during 1999		$ 1.90	
Granted	183,000		2.05
Exercised	(179,690)		0.85
Forfeited	-		-
Outstanding and exercisable at November 30, 2000	245,000		
Weighted average fair value of options granted during 2000		$ 1.80	
Granted	-		-
Exercised	-		-
Forfeited	(43,000)		1.50
Outstanding and exercisable at November 30, 2001	202,000		
Weighted average fair value of options granted during 2001		$1.85	
Granted	-		-
Exercised	-		-
Forfeited	-		-
Outstanding and exercisable at February 28, 2002	202,000		
Weighted average fair value of options granted during 2002		n/a	

Income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company's financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the tax rates in effect in the years when the temporary differences are expected to reverse.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

Mineral properties

The Company's policy of expensing development and exploration costs except in the case where an outright property interest has been acquired has resulted in an accounting treatment for these costs which the Company considers to be, in substance, congruent with US GAAP.

Trading securities and available-for-sale securities

Under Canadian generally accepted accounting principles, marketable securities are recorded at the lower of cost or quoted market value. Long-term investments are recorded at cost and only written down when there is evidence of a decline in value below carried value that is other than temporary. Holding gains are never recognized.

Under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"), unrealized holding gains and losses for trading securities are included in statements of operations. Unrealized holding gains and losses for available-for-sale securities are excluded from statements of operations and reported as a net amount in a separate component of shareholders' equity until realized.

The fair value of the Company's investment in Indico Technologies Corporation ("Indico) (Note 7) at November 30, 1998 was $718,310, resulting in a $43,540 unrealized holding loss. Under SFAS No. 115, this loss is reported as a separate component of shareholders' equity at November 30, 1998. During the year ended November 30, 1999, this investment was reclassified as trading securities. At November 30, 1999 the fair value was $387,324, resulting in a $374,526 unrealized holding loss, which, under both SFAS No. 115 and Canadian generally accepted accounting principles, was included in statements of operations.

Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", addresses standards for the reporting and display of comprehensive income and its components.

Comprehensive income includes net income and other comprehensive income. Other comprehensive income represents revenues, expenses, gains and losses that are excluded from net income under United States generally accepted accounting principles.

For the years ended November 30, 2001, 2000 and 1999, there were no other items of comprehensive income.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Recent accounting pronouncements

In July, 2001, the FASB issued SFAS Nos. 141 and 142 ("FAS 141" and 'FAS 142"), "Business Combinations" and "Goodwill and Other Intangible Assets." FAS 141 replaces APB 16 and eliminates pooling-of-interests accounting prospectively. It also provides guidance on purchase accounting related to the recognition of intangible assets and accounting for negative goodwill. FAS 142 changes the accounting for goodwill from an amortization method to an impairment-only approach. Under FAS 142, goodwill will be tested annually and whenever events or circumstances occur indicating that goodwill might be impaired. FAS 141 and FAS 142 are effective for all business combinations completed after June 30, 2001. Upon adoption of FAS 142, amortization of goodwill recorded for business combinations consummated prior to July 1, 2001 will cease, and intangible assets acquired prior to July 1, 2001 that do not meet the criteria for recognition under FAS 141 will be reclassified to goodwill. Companies are required to adopt FAS 142 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company is required to adopt FAS 141 and 142 on a prospective basis as of January 1, 2002. The Company has not recorded any goodwill and, therefore, the application of FAS 141 and 142 will not have a material affect on its consolidated financial position or results of operations.

In August 2001, the FASB issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." FAS 144 replaces FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The FASB issued FAS 144 to establish a single accounting model, based on the framework established in FAS 121, as FAS 121 did not address the accounting for a segment of a business accounted for as a discontinued operation under APB 30, "Reporting The Results of Operations – Reporting The Effects of Disposal of a Segment of a Business, and Extraordinary, Usual and Infrequently Occurring Events and Transactions." FAS 144 also resolves significant implementation issues related to FAS-121. Companies are required to adopt FAS 144 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company will adopt FAS 144 as of January 1, 2002. The Company has determined that the application of FAS 144 will not have a material affect on its consolidated financial position or results of operations.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on statement of loss, as reported, is as follows:

	Cumulative Amounts From October 7, 1994 to February 28, 2002	Three Months Ended February 28 2002	2001
Loss for the period as reported	$(4,385,113)	$ (44,389)	$ (448,370)
Less:			
Compensation expense on granting of stock options	-	-	-
Acquisition of mineral properties	-	-	(1)
Add:			
Write-off of mineral properties under Canadian generally Accepted accounting principles	-	-	-
Loss for the period in accordance with United States generally accepted accounting principles	$(4,385,113)	$ (44,389)	$ (448,371)

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of deficit, as reported, is as follows:

	Three Months Ended February 28,	
	2002	2001
Deficit, as reported	$(4,385,113)	$(4,109,657)
Cumulative compensation expense on granting of stock options	(704,826)	(704,826)
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	(1)
	(704,826)	(704,827)
Deficit in accordance with United States generally accepted accounting principles	$(5,089,939)	$(4,814,484)

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of changes in shareholders' equity, as reported, is as follows:

	Capital Stock		Common Shares Committed	Deficit Accumulated During the	
	Number of Shares	Amount	To be Issued	Exploration Stage	Total
Shareholders' equity as Reported November 30, 1999 (restated-Note 2)	2,578,603	$4,053,698	$ -	$ (2,547,119)	$ 1,506,579
Mineral property acquisition costs expensed under United States Generally accepted Accounting principles	-	-	-	(913,287)	(913,287)
Compensation expense on granting of stock Options	-	228,422	-	(228,422)	-
Shareholders' equity in Accordance with United States Generally accepted Accounting principles at November 30, 1999 (restated-see Note 2)	2,578,603	$4,282,120	$ -	$ (3,688,828)	$ 593,292

- continued –

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Continued

	Capital Stock		Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	Total
	Number of Shares	Amount			
Shareholders' equity as reported November 30, 2000 (restated-Note 2)	2,777,293	$4,230,059	$ -	$(3,661,287)	$ 568,772
Mineral property acquisition costs expensed under United States generally accepted accounting Principles	-	-	-	(413,538)	(413,538)
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2000	2,777,293	$4,934,885	$ -	$(4,779,651)	$ 155,234
Shareholders' equity as reported November 30, 2001	2,777,293	$ 4,230,059	$ 125,000	$ (4,340,724)	$ 14,335
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2001	2,777,293	$4,934,885	$ 125,000	$(5,045,550)	$14,335

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Continued

	Capital Stock		Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	Total
	Number of Shares	Amount			
Shareholders' equity as reported February 28, 2002	5,052,630	$4,460,593	$ -	$(4,385,113)	$ 75,480
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at February 28, 2002	5,052,630	$5,165,419	$ -	$(5,089,939)	$ 75,480

Loss per share

SFAS No. 128 "Earnings Per Share" simplifies the computation of earnings per share by replacing the presentation of primary earnings per share with a presentation of basic earnings per share, as defined. The statement requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

The following loss per share information results under United States general accepted accounting principles:

	2002	2001
Net loss for the period under United States GAAP	$ (44,389)	$ (448,370)
Weighted average number of shares outstanding under United States GAAP (adjusted for roll-back)	3,639,815	2,777,291
Basic loss per share	$ (0.01)	$ (0.16)

Diluted EPS has not been disclosed as the effect of the exercise of the Company's outstanding options and warrants would be anti-dilutive.

12. CONTINGENCY

Environmental regulations

All phases of the Company's operations are subject to environmental regulations. Environmental legislation, in the countries in which the Company is currently performing exploration work, is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and heightened degree of responsibilities for companies and their officers, directors and employees. Although presently, compliance with such laws is not a significant factor in the Company's operations, there is no assurance that future changes in environmental regulations, if any, will not adversely affect the Company's operations.

13. SUBSEQUENT EVENTS

Capital Stock

Subsequent to the period end the following shares and stock options were issued:

a) 200,000 purchase warrants were exercised at $0.12 per share.

14. COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform with the financial statement presentation adopted in current year.

Amended and Restated

British Columbia Securities Commission

QUARTERLY AND YEAR END REPORT
BC FORM 51-901F (previously Form 61)

Freedom of Information and Protection of Privacy Act: The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act*. Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

Schedule A

X Schedules B and C

(Place X in appropriate category)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	February 28, 2002	02/11/18

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	02/11/18

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"William Green"	William Green	02/11/18

(Electronic signatures should be entered in "quotations")

Triband Enterprise Corp.
Schedule B - Supplementary Information
February 28, 2002

(1) Analysis of expenses and deferred costs

See Note 5 of the consolidated financial statements.

(2) Related parties transactions

See Note 8 of the consolidated financial statements and Schedule B under Results of Operations.

(3a) Summary of securities issued during the period

Date	Type	Type of Issue	Number		Price	Proceeds	Consideration	Issue Costs
10-Dec-01	Common	Shares for debt	475,337	$	0.10	N/A	Debt	Nil
1-Feb-02	Common	Private placement	1,350,000	$	0.10	135,000	Cash	Nil
1-Feb-02	Warrants	Private placement	200,000	$	0.12	N/A	Cash	Nil
1-Feb-02	Common	Shares for services	50,000	$	0.10	N/A	Services	Nil
22-Feb-02	Common	Warrants exercised	200,000	$	0.12	24,000	Cash	Nil
25-Feb-02	Common	Warrants exercised	200,000	$	0.12	24,000	Cash	Nil

(3b) Summary of options granted

Date	Number	Optionee	Price	Expiry Date
27-Feb-02	250,000	Gary Freeman	0.10	27-Feb-07
27-Feb-02	90,000	Jerry Pogue	0.10	27-Feb-07
27-Feb-02	50,000	Michael Bartlett	0.10	27-Feb-07
27-Feb-02	25,000	Sam Szajman	0.10	27-Feb-07
27-Feb-02	65,000	William Green	0.10	27-Feb-07
27-Feb-02	25,000	Kathleen Martin	0.10	27-Feb-07
	505,000			

(4) Summary of securities as at the end of the period

See Note 7 of the consolidated financial statements.

(5) List of directors and officers at end of the period

Jerry G. Pogue, Director
Michael L. Bartlett, Director
Sam Szajman, Director and Secretary
Gary R. Freeman, Director and President
William R. Green, Director

Schedule C – Management Discussion & Analysis

Introduction

Triband Enterprise Corp. (formerly Triband Resource Corporation) is a natural resource corporation engaged in the acquisition and exploration of mineral properties in the United States. In April 2000, the Company completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business and as a result, the Exchange issued a cease trade order until the filing was reviewed and approved on August 8, 2000. To date, the Company has not yet changed its business and decided to maintain its principal activity in the exploration and development of mineral properties.

This Management Discussion & Analysis summarizes the activities of the Corporation to date, and provides financial information for the quarter ended February 28, 2002.

Whisky Canyon

The Company has resumed its exploration activities and fulfill its work commitments in the Whisky Canyon project in Nevada. The Company has acquired new information about this area and will be formulating an exploration plan for this summer.

Management

There were no changes in management of the Company during the period.

Results of Operation

The net loss for the three months ended February 28, 2002 was $44,389 or $0.01 per share in comparison with $448,370 or $0.16 per share for the same period last year, after giving effect of the roll-back of 5 for 1 retroactively. The decrease in loss was mainly due to significantly smaller write-off of mineral properties costs.

During the period, the Company wrote off $6,173 in deferred exploration costs as the Company has adopted the new accounting policy. The Company will expense all exploration costs as incurred.

During the quarter, the Company paid $15,000 to a private company controlled by Mr. Gary Freeman for his management services. The same amount was paid in the prior period and was included in consulting fees. In January 2002, the Company filed 20F with Securities and Exchange Commission in the United States, incurring $3,841 in fees which is included in "Listing and Transfer Agent Fees" totaling $6,863 for the quarter. The balance of $3,022 represents filing and exchanges fees paid to regulatory authorities in Canada. The Company also spent $6,173 in exploration which includes $5,712 paid to a director and a company controlled by this director who supervised all exploration and joint venture activities.

Financing

During the period, the Company issued a total of 475,284 shares in settlement for a total debt of $47,528 due to officers, directors and consultants at the price of $0.10 per share.

The Company completed a private placement of 1,350,000 shares at the price of $0.10 per unit. Each unit consist of one common share and one share purchase warrant which entitling the holder to purchase one common share at the price of $0.12 per share for a period of one year and at $0.15 after one year from the closing of the private placement. A total of 50,000 common shares were issued as finder's fee at the price of $0.10 per share.

During the period, 400,000 purchase warrants were exercised at the price of $0.12 per share. Subsequently to the quarter, an additional 350,000 purchase warrants were also exercised at the price $0.12 per share.

In February 2002, the Company cancelled all previously outstanding stock options and granted 505,000 incentive stock options at the price of $0.17 per share until February 27, 2007.

Investor Relations

Currently, the Company does not have an outside consultant to look after investor relations.

BCSC

British Columbia Securities Commission

QUARTERLY AND YEAR END REPORT
BC FORM 51-901F (previously Form 61)

***Freedom of Information and Protection of Privacy Act*:** The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act*. Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

X Schedule A

Schedules B and C

(Place X in appropriate category.)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	May 31, 2002	July 30, 2002

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	2002/07/30

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Bill Green"	Bill Green	2002/07/30

(Electronic signatures should be entered in "quotations".)

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(Unaudited)

MAY 31, 2002

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED BALANCE SHEETS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

	Notes	May 31 2002	May 31 2001 Amended	November 30 2001
ASSETS				
Current				
Cash and cash equivalents		$ 24,617	$ 65,329	$ 59,833
Receivables		38,964	13,444	15,986
Share subscriptions receivable		18,000	-	-
Prepaid expenses		8,767	1,731	6,230
		90,348	80,504	82,049
Property, plant and equipment	4	8,001	10,010	9,350
Mineral properties	2, 5	-	1	-
Deferred exploration costs	2, 6	-	-	-
Investments	7	27,565	27,565	27,565
		$ 125,914	$ 118,080	$ 118,964
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current				
Accounts payable and accrued liabilities	9	$ 62,654	$ 51,747	$ 02,035
Due to affiliated company	9	2,594	2,594	2,594
		65,248	54,341	104,629
NATURE AND CONTINUANCE OF OPERATIONS	3			
CONTINGENCY	13			
Shareholders' equity				
Capital stock	8, 14	4,524,193	4,230,059	4,230,059
Common shares committed to be issued	8	-	-	125,000
Deficit accumulated during the exploration stage		(4,463,527)	(4,166,320)	(4,340,724)
		60,666	63,739	14,335
		$ 125,914	$ 118,080	$ 118,964

"Gary Freeman" Director *"Bill Green"* Director

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

	Cumulative Amounts From October 7, 1994 to May 31 2002	Six Months Ended May 31 2002	Six Months Ended May 31 2001 (Amended)	Three Months Ended May 31 2002	Three Months Ended May 31 2001 Amended
GENERAL AND ADMINISTRATIVE EXPENSES					
Amortization	$ 17,628	$ 1,348	$ 1,687	$ 674	$ 844
Consulting fees	341,435	37,261	43,210	30,396	23,580
Listing and transfer agent fees	123,781	8,630	3,439	258	649
Management fees	30,000	30,000	-	15,000	-
Office	281,572	10,784	16,917	7,044	8,983
Professional fees	125,751	9,857	3,336	7,604	11,710
Property investigation	186,563	-	-	-	-
Salaries and benefits	80,308	-	-	-	-
Shareholder communication	376,608	3,162	3,846	2,836	3,846
Travel	72,287	2,191	3,992	1,744	1,555
Loss before the under-noted	(1,635,933)	(103,233)	(86,427)	(65,556)	(51,167)
Interest income	196,377	276	1,584	238	526
Investment income	27,564	-	-	-	-
Gain on foreign exchange	160,141	(996)	(816)	(419)	(185)
Loss on disposal of capital assets	(4,186)	-	-	-	-
Write off of mineral property acquisition (Note 4)	(1,098,950)	-	(413,725)	-	(188)
Write off of deferred exploration costs (Note 5)	(1,587,546)	(18,850)	(787,594)	(12,677)	(3,877)
Write off of acquisition costs (Note 6)	(100,722)	-	(1,772)	-	(1,772)
Gain from sale of marketable securities (Note 6)	100,703	-	-	-	-
Write down of marketable securities (Note 6)	(374,526)	-	-	-	-
Write down of investment	(146,449)	-	-	-	-
Net loss for the period	(4,463,527)	(122,803)	(1,288,750)	(78,414)	(56,663)
Deficit, beginning of period	-	(4,340,724)	(2,877,570)	(4,385,113)	(4,109,657)
Deficit, end of period	$ (4,463,527)	$ (4,463,527)	$ (4,166,320)	$ (4,463,527)	$ (4,166,320)
Loss per share (Note 2)		$ (0.03)	$ (0.46)	$ (0.01)	$ (0.02)

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

	Cumulative Amounts From October 7, 1994 to May 31 2002	Six Months Ended May 31 2002	Six Months Ended May 31 2001 (Amended)	Three Months Ended May 31 2002	Three Months Ended May 31 2001 (Amended)
CASH FLOWS FROM OPERATING ACTIVITIES					
Net loss for the period	$ (4,463,527)	$ (122,803)	$ (1,288,750)	$ (78,414)	$ (56,663)
Items not affecting cash					
Amortization	17,628	1,348	1,687	674	844
Investment income	(27,564)	-	-	-	-
Gain on sale of marketable securities	(100,703)	-	-	-	-
Loss on disposal of property, plant and equip	4,186	-	-	-	-
Write-off of mineral properties	1,098,950	-	413,725	-	188
Write-off of deferred exploration costs	1,587,546	18,850	787,594	12,677	3,877
Write-down of marketable securities	374,526	-	-	-	-
Write down of investments	146,449	-	-	-	-
Write down of acquisition costs	100,722	-	1,772	-	1,772
Net change in non-cash working capital items					
(Increase) decrease in receivables	(38,964)	(22,978)	(3,458)	(2,622)	(2,218)
(Increase) decrease in prepaid expenses	(8,767)	(2,537)	20,219	(343)	18,378
Increase (decrease) in accounts payable	62,655	(39,380)	12,937	21,094	23,614
Increase (decrease) in due to affiliated company	2,594	-	(2,968)	-	(2,206)
Net cash provided by (used in) operating activities	(1,244,269)	(167,500)	(57,242)	(46,934)	(12,414)
CASH FLOWS FROM INVESTING ACTIVITIES					
Proceeds on sale of marketable securities	488,027	-	-	-	-
Property, plant and equipment acquired	(38,196)	-	(214)	-	-
Proceeds on disposal of property, plant and equip	6,183	-	-	-	-
Acquisition of mineral properties	(498,950)	-	(188)	-	(188)
Increase in deferred exploration costs	(1,585,349)	(18,850)	(3,877)	(12,677)	(3,877)
Increase in Investments	(1,009,022)	-	(1,772)	-	(1,772)
Net cash (used to) provided by investing activities	(2,637,307)	(18,850)	(6,051)	(12,677)	(5,837)
CASH FLOWS FROM FINANCING ACTIVITIES					
Share subscriptions receivable	(18,000)	(18,000)	-	(18,000)	-
Issuance of capital stock, net of issuance costs	3,924,193	294,134	-	63,600	-
Common shares committed to be issued	-	(125,000)	-	-	-
Net cash provided by financing activities	3,906,193	151,134	-	45,600	-
Increase (decrease) in cash and equivalents	24,617	(35,216)	(63,293)	(14,011)	(18,251)
Cash and cash equivalents, beginning of period	-	59,833	128,622	38,628	83,580
Cash and cash equivalents, end of period	$ 24,617	$ 24,617	$ 65,329	$ 24,617	$ 65,329
Cash paid during the period for:					
Interest	$ -	$ -	$ -	$ -	$ -
Income taxes	$ -	$ -	$ -	$ -	$ -

Since inception, the Company has issued a total of 660,700 common shares (adjusted for roll-back) for non-cash consideration as follows:

Year	Number of Shares	Amount	Consideration
1999	10,700	$ 8,025	Finder's fee
1996	600,000	600,000	Acquisition of mineral property
2002	50,000	5,000	Finder's fee

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(formerly Triband Capital Corp.)
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

	Number of Shares	Price	Common Shares Issued and Fully Paid	Common Shares Committed to be Issued	Deficit Accumulated During the Exploration Stage	Total
Balance at November 30, 1998	2,456,903		$ 3,969,448	$ -	$ (518,461)	$ 3,450,987
Issuance of shares for cash						
Private placement	107,000	0.75	80,250			80,250
Exercise of options	4,000	1.00	4,000			4,000
Issuance of shares for finder's fees	10,700	0.75	-			-
Loss for the year	-				(899,836)	(899,836)
Balance at November 30, 1999	2,578,603		4,053,698	-	(1,418,297)	2,635,401
Issuance of shares for cash						
Exercise of options	25,000	0.75	18,750			18,750
Exercise of options	113,190	0.85	96,211			96,211
Exercise of options	38,500	1.00	38,500			38,500
Exercise of options	3,000	2.25	6,750			6,750
Exercise of warrants	19,000	0.85	16,150			16,150
Loss for the year					(1,459,273)	(1,459,273)
Balance at November 30, 2000	2,777,293		4,230,059	-	(2,877,570)	1,352,489
Change in accounting policy (Note 2)					(1,197,255)	(1,197,255)
Common shares committed to be issued (Note 8)				125,000		125,000
Loss for the					(265,899)	(265,899)
Balance at November 30, 2001	2,777,293		4,230,059	125,000	(4,340,724)	14,335
Shares for debt	475,337	0.10	47,534			47,534
Private placement	1,350,000	0.10	135,000	(125,000)		10,000
Warrants exercised	930,000	0.12	111,600			48,000
Issuance of shares for finder's fees	50,000	0.10	5,000			5,000
Share issuing costs			(5,000)			(5,000)
Loss for the period					(122,803)	(122,803)
Balance at May 31, 2002	5,582,630		$ 4,524,193	$ -	$(4,463,527)	$ 60,666

The accompanying notes are an integral part of these consolidated financial statements.

1. NATURE AND CONTINUANCE OF OPERATIONS

The Company's principal business activity is the exploration and development of mineral properties.

Effective July 9, 2001, the Company changed its name from Triband Resource Corporation to Triband Enterprise Corp.

The Company is in the process of exploring and developing its mineral properties and has not yet determined whether these properties contain ore reserves that are economically recoverable.

During the year ended November 30, 2000, the Company decided to change its business focus to internet or high tech ventures and completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business (Note 7). The Company was unable to complete its change of business and decided to maintain its principal activity in the exploration and development of mineral properties.

The Company's consolidated financial statements are presented on a going concern basis, which assumes that the Company will continue to realize its assets and discharge its liabilities in the normal course of operations. However, the Company does not generate sufficient cash flow from operations to adequately fund its activities and has therefore relied principally upon the issuance of securities for financing. Future capital requirements will depend on many factors including the Company's ability to execute its business plan. The Company intends to continue relying upon the issuance of securities to finance its future activities but there can be no assurance that such financing will be available on a timely basis under terms acceptable to the Company. Although these consolidated financial statements do not include any adjustments that may result from the inability to secure future financing, such condition would have a material adverse effect on the Company's business, results of operations and financial condition.

2. CHANGE IN ACCOUNTING POLICY

Effective December 1, 2000, the Company has adopted the new accounting guideline AcG-11 "Enterprises in the Development Stage", issued by the Canadian Institute of Chartered Accountants. The adoption of AcG-11 will result in a change in the Company's accounting policy relating to mineral properties and deferred exploration costs. The Company has adjusted the opening balance of deficit for previously capitalized mineral properties and deferred exploration costs, and will expense future mineral properties and exploration costs as incurred.

3. SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates. The assets and liabilities which require management to make significant estimates and assumptions in determining carrying values include investments.

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd...)

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Triband Resource US Inc. (incorporated in Nevada, U.S.A.). All significant intercompany balances and transactions have been eliminated.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The Company's financial instruments consist of cash and equivalents, receivables, accounts payable and accrued liabilities and due to affiliated company. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Mineral properties and deferred exploration costs

The Company has adopted the new accounting guideline AcG-11 "Enterprises in the Development Stage", issued by the Canadian Institute of Chartered Accountants. The adoption of AcG-11 will result in a change in the Company's accounting policy relating to mineral properties and deferred exploration costs. The Company will expense future mineral properties and exploration costs as incurred until such time as the existence of proven and probable reserves is determined, or sufficient objective evidence exists in the opinion of Management to support the recognition of an asset.

Cost of maintaining mineral properties

The Company does not accrue the estimated future costs of maintaining its mineral properties in good standing.

Environmental protection and reclamation costs

The operations of the Company have been, and may be in the future be affected from time to time in varying degrees by changes in environmental regulations, including those for future removal and site restorations costs. Both the likelihood of new regulations and their overall effect upon the Company may vary from region to region and are not predictable.

The Company's policy is to meet or, if possible, surpass standards set by relevant legislation, by application of technically proven and economically feasible measures.

Environmental expenditures that relate to ongoing environmental and reclamation programs are charged against statements of operations as incurred or capitalized and amortized depending upon their future economic benefits. The Company does not anticipate any material capital expenditures for environmental control facilities because it is at an early stage of exploration. Estimated future removal and site restoration costs are considered minimal.

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd...)

Property, plant and equipment and amortization

Property, plant and equipment are recorded at cost and are being amortized over their estimated useful lives using the declining balance method at rates of 20% and 30% per annum.

Investments

The Company's long-term investments are accounted for on the cost basis. The investments will be written-down to their estimated net realizable value when there is evidence of a decline in value below carried cost that is other than temporary.

Capital stock

The proceeds from the exercise of stock options, warrants and escrow shares are credited to capital stock in the amount for which the option, warrant or escrow share enabled the holder to purchase a share in the Company.

Foreign exchange

Transaction amounts denominated in foreign currencies are translated into their Canadian dollar equivalents at exchange rates prevailing at the transaction date. Monetary assets and liabilities are adjusted at each balance sheet date to reflect exchange rates prevailing at that date, and non-monetary assets and liabilities are translated at the historical rate of exchange. Gains and losses arising from restatement of foreign currency monetary assets and liabilities at each year end are included in statements of operations.

Loss per share

Loss per share is based on the weighted average number of common shares outstanding during the year.

Diluted earnings per share consider the dilutive impact of the conversion of outstanding stock options and warrants as if the events had occurred at the beginning of the year. For all the years presented, this calculation proved to be anti-dilutive.

Stock-based compensation

The Company grants stock options as described in Note 8. No compensation expense is recognized when stock options are granted.

Income taxes

Future income taxes are recorded for using the asset and liability method. Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply when the asset is realized or the liability settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that substantive enactment or enactment occurs. To the extent that the Company does not consider it to be more likely than not that a future tax asset will be recovered, it provides a valuation allowance against the excess.

(Expressed in Canadian Dollars)

4. PROPERTY, PLANT AND EQUIPMENT

			Net Book Value		
	Cost	Accumulated Depreciation	May 31 2002	May 31 2001	November 30 2001
Office furniture and equipment	$ 6,984	$ 3,168	$ 3,816	$ 4,030	$ 4,425
Computer equipment	10,050	5,865	4,185	5,980	4,925
	$ 17,034	$ 9,033	$ 8,001	$ 10,010	$ 9,350

5. MINERAL PROPERTIES

The Company has entered into the following agreements to acquire interests in various mineral claims:

	May 31 2002	May 31 2001	November 30 2001
Staked Claims, Nevada, U.S.A.			
A 100% interest in certain claims by staking and by entering into an option agreement. During 2001, the Company wrote-off previously capitalized costs to statement of operations and adjusted opening deficit	$ -	$ 1	$ -

Future mineral property payments

a) The Company is required to pay annual filing fees totaling US$15,000 to renew the licenses on its Nevada claims.

b) On certain of its Nevada claims, the Company is required to pay or incur the following to earn its 100% interest:

i) 2.5% NSR production royalty, to a payout purchase price of US$2,000,000, upon exercise of the option;

ii) Incur expenditures totaling US$15,000 by July 9, 2002.
Incur expenditures totaling US$20,000 by July 9, 2003.
Incur expenditures totaling US$25,000 each by July 9, 2004 and during each of the following year during the lease term.
The maximum required total work commitment from the date of this lease shall be $250,000.

Title to mineral properties

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties. The Company has investigated title to all of its mineral properties and, to the best of its knowledge, title to all of its properties are in good standing.

(Expressed in Canadian Dollars)

6. DEFERRED EXPLORATION COSTS

The following is a summary of the deferred exploration costs incurred during 2002 and 2001:

	Nevada	May 31 2002	May 31 2001	November 30 2001
Balance, beginning of period	$ -	$ -	$ 783,717	$ 783,717
Expenditures incurred during the period				
Field expenditures and others	-	-	2,354	2,355
Geological consultants	18,205	18,205	897	16,312
Report preparation and mapping	645	645	626	-
Travel	-	-	-	626
	18,850	18,850	3,877	19,293
			-	(19,293)
Written-off during the period	(18,850)	(18,850)	(787,594)	(783,717)
	-	-	(783,717)	(783,717)
Balance, end of period	$ -	$ -	$ -	$ -

7. INVESTMENTS

	May 31 2002	May 31 2001	November 30 2001
Investments is comprised of:			
Pursesource, Inc.	$ 1	$ 1	$ 1
Clearant, Inc.	27,564	27,564	27,564
	$ 27,565	$ 27,565	$ 27,565

(Expressed in Canadian Dollars)

7. INVESTMENTS (cont'd…)

Puresourse, Inc.

During the year ended November 30, 1999, the Company acquire 240,000 common shares of Puresource, Inc. ("Puresource"), a private company incorporated in the State of Washington, United States for $146,450. The investment is accounted for using the cost basis.

Effective August 19, 1999, Puresource sold all of its assets to Clearant, Inc. ("Clearant"), a private company incorporated in the State of California, United States. As consideration, Puresource was issued 3,000,000 shares of Clearant with a fair value of $2,837,650 (US$1,900,000) or $0.95 (US$0.63) per share determined by an independent valuation at date of closing and promissory notes convertible into common shares at the discretion of Clearant totaling $1,642,850 (US$1,100,000).

Upon completion of the sale, the shareholders of Puresource resolved to wind up the corporation. In October 2000, the Company received a distribution of assets from Puresource consisting of 29,015 Clearant shares. The distribution of assets by Puresource to its shareholders is considered a non-monetary non-reciprocal transfer and is accounted for on the basis of the recorded value of the resources transferred. As such, the 29,015 Clearant shares are recorded by the Company at $0.95 per share for a total value of $27,564. If, as and when Puresource distributes further assets to its owners prior to dissolution, the transfer will be accounted for on the same basis.

Concurrently, the investment in shares of Puresource has been written down by $146,449 to a nominal value of $1. The balance of the investment will be written-off in the financial statements at the date of formal wind up and dissolution of the corporation.

eFinancial Training.com Inc.

On May 2, 2000, the Company entered into a letter of intent with eFinancial Training.com Inc. ("eFinancial") and the sole shareholder of eFinancial, pursuant to which the Company agreed to acquire all of the issued and outstanding shares of eFinancial for a purchase price of $1,575,000 to be payable by 3,500,000 performance escrow common shares of the Company. Concurrent with the acquisition, the Company announced its intention to proceed with a private placement of 1,800,000 units at the price of $0.45 per unit.

The Company subsequently determined not to proceed with the acquisition of eFinancial and the private placement due to certain difficulties. Consequently, all costs (recoveries) relating to this acquisition, totaling $(1,650) (2000 - $98,950), were written-off to operations.

Via Vis Technologies Inc.

On January 27, 2001, the Company entered into an agreement with Via Vis Technologies Inc. ("Via Vis") and its principal shareholders whereby the Company has agreed, among other things, to acquire all of the issued and outstanding shares of Via Vis in exchange of 41,500,000 common shares of the Company.

The Company subsequently determined not to proceed with the acquisition of Via Vis due to certain difficulties. Consequently, all costs relating to this acquisition totaling $3,422 (2000 - $Nil), were written-off to operations.

(Expressed in Canadian Dollars)

7. INVESTMENTS (cont'd...)

Indico Technologies Corporation

In September 1998, the Company acquired 704,225 units in Indico Technologies Corporation ("Indico"), a publicly listed company, for $761,850. Each unit consisted of one common share and one share purchase warrant to acquire an additional share for US$1.42 expiring on September 11, 2000. During the year ended November 30, 1999, the Company reclassified this investment to marketable securities in current assets, and wrote down the shares by $374,526 to their market value of $387,324. During the year ended November 30, 2000, the shares were sold for proceeds of $488,027, resulting in a net gain on sale of $100,703.

8. CAPITAL STOCK

	Number of Shares		Amount
Authorized			
Unlimited number of common shares without par value			
Unlimited number of preferred shares, issuable in series			
Common shares issued			
As at November 30, 1999	2,578,603	$	4,053,698
For cash - exercise of options	179,690		160,211
For cash - exercise of warrants	19,000		16,150
As at November 30, 2000 and 2001	2,777,293		4,230,059
For debt settlement	475,337		47,534
For cash - private placement	1,350,000		135,000
For cash - exercise of warrants	930,000		111,600
For services - finder's fees	50,000		5,000
Share issuing costs	-		(5,000)
As at May 31, 2002	5,582,630	$	4,524,193

Effective August 22, 2001, the Company decided to consolidate its shares on a one new share for every five old shares basis. The effects of the consolidation have been applied on a retroactive basis.

Common shares committed to be issued

Pursuant to a private placement, the Company received $125,000 and committed to issue 1,250,000 common shares at $0.10 per share and 1,250,000 share purchase warrants entitling the holders to purchase an additional 1,250,000 common shares at a price of $0.12 per share until October 10, 2002 and at a price of $0.15 per share until October 10, 2003 (Note 14b and c).

(Expressed in Canadian Dollars)

8. CAPITAL STOCK (cont'd...)

Stock options

The Company, in accordance with the policies of the Canadian Venture Exchange, is authorized to grant options to directors, employees and consultants, to acquire up to 10% of issued and outstanding common stock. The exercise price of each option equals the average market price of the Company's stock as calculated over the ten trading days preceding the date of grant. The options can be granted for a maximum term of 5 years. The consolidation of the Company's outstanding options on a one new for every five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidations have been applied on a retroactive basis.

The following incentive stock options and share purchase warrants were outstanding at May 31, 2002:

	Number of Shares	Exercise Price	Expiry Date
Options	505,000	0.17	February 27, 2007
Warramts	420,000	0.12	October 10, 2002
		0.15	October 10, 2003

9. RELATED PARTY TRANSACTIONS

These consolidated financial statements include transactions with related parties as follows:

a) The Company incurred $17,435 (2001 – $897) to directors or companies controlled by directors for geological services which have been expensed as property investigation costs.

b) The Company incurred $30,000 (2001 - $30,000) in management, consulting fees to a director of the Company or a company controlled by the same director and $16,000 (2001 - Nil) in consulting fees to an individual related to a director of the Company.

c) $10,496 (2001 - Nil) included in accounts payable and accrued liabilities to directors or to a company controlled by a director for geological services.

Amounts due to or from affiliated companies are unsecured, non-interest bearing, with no fixed terms of repayment.

10. LOSS PER SHARE

Loss per share is calculated using the weighted-average number of common shares outstanding during the fiscal year. For this purpose, share consolidations are reflected on a retroactive basis to the preceding years. The weighted-average number of common shares outstanding used to calculate loss per share are as follows:

Six months ended May 31, 2002	4,499,864
Six months ended May 31, 2001	2,777,293
Year ended November 30, 2001	2,777,293

(Expressed in Canadian Dollars)

11. INCOME TAXES

The tax effects of temporary differences that give rise to significant components of future income tax assets and liabilities by applying the combined Canadian federal and provincial income tax rate of 44.71% (2000 – 45.62%) are as follows:

	Year Ended November 30 2001	Year Ended November 30 2000
Net loss for the year	$ (265,899)	$ (1,459,273)
Income tax recovery at combined basic Canadian Federal and Provincial tax rate: 44.71% (2000 – 45.62%)	118,883	665,720
Foreign tax rates differentials	(13,707)	(30,712)
Permanent differences	-	577
Tax benefit of losses not recognized in current year	(105,176)	(635,585)
Income tax recovery	$ -	$ -

A reconciliation of the income tax benefit (provisions) with amounts determined by applying the Canadian income tax rates to the consolidated loss for completed financial periods is as follows:

	Year Ended November 30 2001	Year Ended November 30 2000
Future income tax:		
Property, plant and equipment	$ 12,200	$ 9,100
Mineral properties	282,700	288,500
Deferred exploration costs	189,000	192,800
Issuance costs	110,600	112,800
Losses available for future periods	1,116,400	999,300
	1,710,900	1,602,500
Valuation allowance	(1,710,900)	(1,602,500)
	$ -	$ -

The above losses available for future periods include US operating losses by applying the income tax rates of 34% (2000 – 34%).

These tax benefits have not been recognized in the consolidated financial statements, as there is no certainty that they will be utilized.

(Expressed in Canadian Dollars)

11. INCOME TAXES (cont'd...)

Subject to certain restrictions, the Company has exploration and development expenditures of approximately $1,055,000 (2000 $1,055,000) and operating losses of approximately $1,548,300 (2000 $1,294,900) available to reduce future Canadian taxable income. The Company also has operating losses from US subsidiary of approximately $1,247,700 (2000 -$1,201,600) available to reduce US taxable income. These losses expire as follows:

2002	$ 11,000	$ -
2003	96,000	-
2004	194,300	-
2005	321,300	-
2006	504,600	-
2007	167,700	-
2008	253,400	-
2017	-	185,000
2018	-	483,800
2019	-	321,800
2020	-	211,000
2021		46,100
	$1,548,300	$1,247,700

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada. Except as set out below, these financial statements also comply, in all material respects, with accounting principles generally accepted in the United States and the rules and regulations of the Securities and Exchange Commission.

Stock Based Compensation

The United States Financial Accounting Standards Board has issued Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB25"). This statement uses the intrinsic value based method whereby compensation cost is recorded for the excess, if any, of the quoted market price over the exercise price, at the date the stock options are granted. As at November 31, 2001, no compensation cost would have been recorded for any period under this method. Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" ("SFAS 123"), issued in October 1995, requires the use of the fair value based method of accounting for stock options. Under this method, compensation cost is measured at the grant date based on the fair value of the options granted and is recognized over the exercise period.

SFAS 123, however allows the Company to continue to measure the compensation cost of employees and directors in accordance with APB 25. Canadian generally accepted accounting principles do not require the reporting of any stock based compensation expense in the Company's financial statements.

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Stock Based Compensation (cont'd...)

For compliance with United States generally accepted accounting principles, the Company uses the Black Scholes Option Pricing Model to determine the fair value of incentive stock options at the grant date. As at May 31, 2002, compensation expense totaling $704,826 has been incurred. In determining the fair value of these incentive stock options, the following assumptions were used:

	2002	2001	2000
Risk free interest rate	5.09%	4%	6.16%
Expected life	5 years	5 years	5 years
Expected volatility	173%	68%	161%
Expected dividends	-	-	-

The following is a summary of the status of stock options outstanding at May 31, 2002:

		Outstanding Options		Exercisable Options	
Range of Exercise Prices	Number	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
0.17	505,000	4.75	0.17	505,000	0.17

The consolidation of the Company's outstanding options on a one new for five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidations have been applied on a retroactive basis.

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Stock Based Compensation (cont'd...)

The following is a summary of the stock based compensation plan during 2002, 2001 and 2000:

	Number of Shares		Weighted Average Exercise Price
Outstanding and exercisable at November 30, 1999	241,690		
Weighted average fair value of options granted during 1999		$ 1.90	
Granted	183,000		2.05
Exercised	(179,690)		0.85
Forfeited	-		-
Outstanding and exercisable at November 30, 2000	245,000		
Weighted average fair value of options granted during 2000		$ 1.80	
Granted	-		-
Exercised	-		-
Forfeited	(43,000)		1.50
Outstanding and exercisable at November 30, 2001	202,000		
Weighted average fair value of options granted during 2001		$1.85	
Granted	505,000		0.17
Exercised	-		-
Forfeited	(202,000)		0.37
Outstanding and exercisable at May 31, 2002	505,000		
Weighted average fair value of options granted during 2002		$0.17	

Income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company's financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the tax rates in effect in the years when the temporary differences are expected to reverse.

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Mineral properties and deferred exploration costs

During the current year, the Company's decision to adopt a policy of expensing all mineral properties and deferred exploration costs except in the case where an outright property interest has been acquired has resulted in an accounting treatment for these costs which the Company considers to be, in substance, congruent with US GAAP. Accordingly, and in contrast to the disclosure provided here in previous years, the Company considers that no US/Canadian GAAP difference exists in respect to mineral properties and deferred exploration costs in these financial statements.

Trading securities and available-for-sale securities

Under Canadian generally accepted accounting principles, marketable securities are recorded at the lower of cost or quoted market value. Long-term investments are recorded at cost and only written down when there is evidence of a decline in value below carried value that is other than temporary. Holding gains are never recognized.

Under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"), unrealized holding gains and losses for trading securities are included in statements of operations. Unrealized holding gains and losses for available-for-sale securities are excluded from statements of operations and reported as a net amount in a separate component of shareholders' equity until realized.

The fair value of the Company's investment in Indico Technologies Corporation ("Indico) (Note 7) at November 30, 1998 was $718,310, resulting in a $43,540 unrealized holding loss. Under SFAS No. 115, this loss is reported as a separate component of shareholders' equity at November 30, 1998. During the year ended November 30, 1999, this investment was reclassified as trading securities. At November 30, 1999 the fair value was $387,324, resulting in a $374,526 unrealized holding loss, which, under both SFAS No. 115 and Canadian generally accepted accounting principles, was included in statements of operations.

Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", addresses standards for the reporting and display of comprehensive income and its components.

Comprehensive income includes net income and other comprehensive income. Other comprehensive income represents revenues, expenses, gains and losses that are excluded from net income under United States generally accepted accounting principles.

For the six months ended May 31, 2002 and 2001, there were no other items of comprehensive income.

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Recent accounting pronouncements

In July, 2001, the FASB issued SFAS Nos. 141 and 142 ("FAS 141" and 'FAS 142"), "Business Combinations" and "Goodwill and Other Intangible Assets." FAS 141 replaces APB 16 and eliminates pooling-of-interests accounting prospectively. It also provides guidance on purchase accounting related to the recognition of intangible assets and accounting for negative goodwill. FAS 142 changes the accounting for goodwill from an amortization method to an impairment-only approach. Under FAS 142, goodwill will be tested annually and whenever events or circumstances occur indicating that goodwill might be impaired. FAS 141 and FAS 142 are effective for all business combinations completed after June 30, 2001. Upon adoption of FAS 142, amortization of goodwill recorded for business combinations consummated prior to July 1, 2001 will cease, and intangible assets acquired prior to July 1, 2001 that do not meet the criteria for recognition under FAS 141 will be reclassified to goodwill. Companies are required to adopt FAS 142 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company is required to adopt FAS 141 and 142 on a prospective basis as of January 1, 2002. The Company has not recorded any goodwill and, therefore, the application of FAS 141 and 142 will not have a material affect on its consolidated financial position or results of operations.

In August 2001, the FASB issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." FAS 144 replaces FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The FASB issued FAS 144 to establish a single accounting model, based on the framework established in FAS 121, as FAS 121 did not address the accounting for a segment of a business accounted for as a discontinued operation under APB 30, "Reporting The Results of Operations – Reporting The Effects of Disposal of a Segment of a Business, and Extraordinary, Usual and Infrequently Occurring Events and Transactions." FAS 144 also resolves significant implementation issues related to FAS-121. Companies are required to adopt FAS 144 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company will adopt FAS 144 as of January 1, 2002. The Company has determined that the application of FAS 144 will not have a material affect on its consolidated financial position or results of operations.

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

The impact of the above differences between Canadian and United States generally accepted accounting principles on statement of loss, as reported, is as follows:

	Cumulative Amounts From October 7, 1994 to May 31 2002	Six Months Ended 2002	Six Months Ended 2001
Loss for the period as reported	$(4,463,527)	$(122,803)	$(1,288,750)
Less:			
Compensation expense on granting of stock options	(786,292)	(81,790)	-
Acquisition of mineral properties	(1,098,950)	-	(188)
Deferred exploration costs	(1,587,546)	(18,850)	(3,877)
Add:			
Write-off of mineral properties and deferred costs under Canadian generally accepted accounting principles	2,686,496	18,850	1,201,319
Loss for the period in accordance with United States generally accepted accounting principles	$(5,249,819)	$(204,593)	$ (91,496)

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of deficit, as reported, is as follows:

	Six Months Ended May 31	
	2001	2000
Deficit, as reported	$(4,463,527)	$(4,166,320)
Cumulative compensation expense on granting of stock options	(786,292)	(704,826)
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	(1)
Deferred exploration costs expensed under United States generally accepted accounting principles	-	-
	(786,292)	(704,827)
Deficit in accordance with United States generally accepted accounting principles	$(5,249,819)	$(4,871,147)

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of changes in shareholders' equity, as reported, is as follows:

	Capital Stock		Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	
	Number of Shares	Amount			Total
Shareholders' equity as reported November 30, 1999	2,578,603	$4,053,698	$ -	$(1,418,297)	$ 2,635,401
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	-	-	(913,287)	(913,287)
Deferred exploration costs expensed under United States generally accepted accounting principles	-	-	-	(1,128,822)	(1,128,822)
Compensation expense on granting of stock options	-	228,422	-	(228,422)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 1999	2,578,603	$4,282,120	$ -	$(3,688,828)	$ 593,292

- continued –

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Continued

	Capital Stock		Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	Total
	Number of Shares	Amount			
Shareholders' equity as reported November 30, 2000	2,777,293	$4,230,059	$ -	$(2,877,570)	$1,352,489
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	-	-	(413,538)	(413,538)
Deferred exploration costs expensed under United States generally accepted accounting principles	-	-	-	(783,717)	(783,717)
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2000	2,777,293	$4,934,885	$ -	$(4,779,651)	$ 155,234

(Expressed in Canadian Dollars)

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

Continued

	Capital Stock		Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	Total
	Number of Shares	Amount			
Shareholders' equity as reported November 30, 2001	2,777,293	$4,230,059	$ 125,000	$(4,340,724)	$14,335
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2001	2,777,293	$4,934,885	$ 125,000	$(5,045,550)	$14,335
Shareholders' equity as reported May 31, 2002	5,582,630	$4,524,193	$ -	$(4,463,527)	$60,666
Compensation expense on granting of stock options	-	786,292	-	(786,292)	-
Shareholders' equity in accordance with United States generally accepted accounting Principles at May 31, 2002	5,582,630	$5,310,485	$ -	$ (5,249,819)	$60,666

Loss per share

SFAS No. 128 "Earnings Per Share" simplifies the computation of earnings per share by replacing the presentation of primary earnings per share with a presentation of basic earnings per share, as defined. The statement requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

12. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

The following loss per share information results under United States general accepted accounting principles:

	2002	2001
Net loss for the year under United States GAAP	$ (204,593)	$ (91,496)
Weighted average number of shares outstanding under United States GAAP (adjusted for roll-back)	4,499,864	2,779,293
Basic loss per share	$ (0.05)	$ (0.03)

Diluted EPS has not been disclosed as the effect of the exercise of the Company's outstanding options and warrants would be anti-dilutive.

13. CONTINGENCY

Environmental regulations

All phases of the Company's operations are subject to environmental regulations. Environmental legislation, in the countries in which the Company is currently performing exploration work, is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and heightened degree of responsibilities for companies and their officers, directors and employees. Although presently, compliance with such laws is not a significant factor in the Company's operations, there is no assurance that future changes in environmental regulations, if any, will not adversely affect the Company's operations.

14. SUBSEQUENT EVENTS

Capital Stock

Subsequent to the period end the following shares and units were issued:

a) 330,834 purchase warrants were exercised at $0.12 per share.
b) 82,272 shares were issued at $0.23 per share for settlement of debt.
c) 850,000 units issued at $0.23 per unit
d) 45,000 units were issued for finder's fees.

15. COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform with the financial statement presentation adopted in current year. Further, certain comparative figures were amended to reflect the retroactive adoption of the new accounting guideline AcG-11 at beginning of the period.

Amended and Restated

British Columbia Securities Commission

QUARTERLY AND YEAR END REPORT BC FORM 51-901F (previously Form 61)

Freedom of Information and Protection of Privacy Act: The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act*. Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

	Schedule A
X	Schedules B and C

(Place X in appropriate category.)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	May 31, 2002	02/11/18

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	02/11/18
DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"William Green"	William Green	02/11/18

(Electronic signatures should be entered in "quotations".)

Triband Enterprise Corp.
Schedule B - Supplementary Information
May 31, 2002

(1) Analysis of expenses and deferred costs

See Note 5 of the consolidated financial statements.

(2) Related parties transactions

See Note 8 of the consolidated financial statements and Schedule B under Results of Operations.

(3a) Summary of securities issued during the period

Date	Type	Type of Issue	Number		Price	Proceeds	Consideration	Issue Costs
10-Dec-01	Common	Shares for debt	475,337	$	0.10	N/A	Debt	Nil
1-Feb-02	Common	Private placement	1,350,000	$	0.10	135,000	Cash	5,000
1-Feb-02	Warrants	Private placement	1,350,000		N/A	N/A	N/A	Nil
1-Feb-02	Common	Finder's fees	50,000	$	0.10	N/A	Services	Nil
22-Feb-02	Common	Warrants exercised	200,000	$	0.12	24,000	Cash	Nil
25-Feb-02	Common	Warrants exercised	200,000	$	0.12	24,000	Cash	Nil
8-Mar-02	Common	Warrants exercised	200,000	$	0.12	24,000	Cash	Nil
6-Mar-02	Common	Warrants exercised	150,000	$	0.12	18,000	Cash	Nil
4-Apr-02	Common	Warrants exercised	30,000	$	0.12	3,600	Cash	Nil
24-May-02	Common	Warrants exercised	150,000	$	0.12	18,000	Cash	Nil

(3b) Summary of options granted

Date	Number	Optionee	Price	Expiry Date
27-Feb-02	250,000	Gary Freeman	0.17	27-Feb-07
27-Feb-02	90,000	Jerry Pogue	0.17	27-Feb-07
27-Feb-02	50,000	Michael Bartlett	0.17	27-Feb-07
27-Feb-02	25,000	Sam Szajman	0.17	27-Feb-07
27-Feb-02	65,000	William Green	0.17	27-Feb-07
27-Feb-02	25,000	Kathleen Martin	0.17	27-Feb-07
	505,000			

(4) Summary of securities as at the end of the period

See Note 7 of the consolidated financial statements.

(5) List of directors and officers at end of the period

Jerry G. Pogue, Director
Michael L. Bartlett, Director
Sam Szajman, Director and Secretary (resigned in July 2002)
Gary R. Freeman, Director and President
William R. Green, Director

Schedule C – Management Discussion & Analysis

Introduction

Triband Enterprise Corp. (formerly Triband Resource Corporation) is a natural resource corporation engaged in the acquisition and exploration of mineral properties in the United States. In April 2000, the Company completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business and as a result, the Exchange issued a cease trade order until the filing was reviewed and approved on August 8, 2000. To date, the Company has not yet changed its business and decided to maintain its principal activity in the exploration of mineral properties.

This Management Discussion & Analysis summarizes the activities of the Company to date, and provides financial information for the quarter ended May 31, 2002.

Whisky Canyon

The Company has resumed its exploration activities and fulfilled its work commitments in the Whisky Canyon project in Nevada. The Company has acquired new information about this area is formulating an exploration plan.

Management

In July 2002, Mr. Sam Szajman resigned as director of the Company.

Results of Operation

The net loss for the six months ended May 31, 2002 was $122,803 or $0.03 per share in comparison with $505,033 or $0.18 per share for the same period last year, after giving effect of the roll-back of 5 for 1 and the adoption of new accounting policy. The decrease in loss was mainly due to significantly smaller write-off of mineral properties costs and exploration costs.

During the period, the Company wrote off $18,850 in deferred exploration costs as the Company has adopted the new accounting policy. The Company will expense all exploration costs as incurred. The $18,850 in exploration mainly consisted of fees paid to geological consultants.

During the period, the Company paid $30,000 to a private company controlled by Mr. Gary Freeman for his management services. The same amount was paid in the prior period and was included in consulting fees. The Company also incurred $37,261 in consulting fees which included $5,771 for accounting fees, $14,340 for para-legal services, and $16,000 for administrative services. Other major expenditure was $9,857 in professional fees which included $6,000 fees for the auditors and $3,857 for legal fees.

Financing

In December 2001 , the Company issued a total of 475,337 shares in settlement for a total debt of $47,534 due to officers, directors and consultants at the price of $0.10 per share. On June 14, 2002, the Company issued an additional 82,272 common shares to settle a total debt of $18,923 at the price of $0.23 per share.

The Company completed a private placement of 1,350,000 shares at the price of $0.10 per unit. Each unit consist of one common share and one share purchase warrant which entitling the holder to purchase one

common share at the price of $0.12 per share for a period of one year and at $0.15 per share after two years from the closing of the private placement. A total of 50,000 common shares were issued as finder's fee at the price of $0.10 per share.

During the period, a total of 930,000 purchase warrants were exercised at the price of $0.12 per share. Subsequently to the period, an additional 250,000 purchase warrants were also exercised at the price $0.12 per share leaving 170,000 unexercised as of July 30, 2002.

In June 2002, the Company completed another financing for 850,000 units at the price of $0.23 per unit. Each unit consists of one common share and one purchase warrant exercisable at the price of $0.30 per share until June 5, 2004. A finder's fee of $45,000 units was paid for this private placement. Subsequent to the period end, 80,834 warrants were exercised at the price of $0.30 per share.

In February 2002, the Company cancelled all previously outstanding stock options and granted 505,000 incentive stock options at the price of $0.17 per share until February 27, 2007.

Investor Relations

Currently, the Company does not have an outside consultant to look after investor relations.

Amended and Restated

British Columbia Securities Commission

QUARTERLY AND YEAR END REPORT
BC FORM 51-901F (previously Form 61)

Freedom of Information and Protection of Privacy Act: The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act*. Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

X Schedule A

Schedules B and C

(Place X in appropriate category.)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	August 31, 2002	02/11/18

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	02/11/18

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"William Green"	William Green	02/11/18

(Electronic signatures should be entered in "quotations".)

Amended and Restated

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)

CONSOLIDATED INTERIM FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(Unaudited)

AUGUST 31, 2002

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED INTERIM BALANCE SHEETS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

Amended and Restated

	Notes	August 31 2002	August 31 2001	November 30 2001
ASSETS				
Current				
Cash and cash equivalents		$ 182,838	$ 23,640	$ 59,833
Receivables		20,216	15,705	15,986
Prepaid expenses		7,552	859	6,230
		210,606	40,204	82,049
Property, plant and equipment	4	7,328	9,167	9,350
Mineral properties	2, 5	-	1	-
Investments	6	27,565	27,565	27,565
		$ 245,499	$ 76,937	$ 118,964
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current				
Accounts payable and accrued liabilities	8	$ 14,049	$ 85,077	$ 102,035
Due to affiliated company	8	2,594	2,594	2,594
		16,643	87,671	104,629
NATURE AND CONTINUANCE OF OPERATIONS	1			
CONTINGENCY	12			
Shareholders' equity				
Capital stock	7	4,811,516	4,230,059	4,230,059
Common shares committed to be issued	7	-	35,000	125,000
Deficit accumulated during the exploration stage		(4,582,660)	(4,275,793)	(4,340,724)
		228,856	(10,734)	14,335
		$ 245,499	$ 76,937	$ 118,964

"Gary Freeman" Director   "William Green" Director

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS AND CUMULATIVE LOSS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

	Cumulative Amounts From October 7, 1994 to August 31 2002	Nine Months Ended August 31 2002	Nine Months Ended August 31 2001	Three Months Ended August 31 2002	Three Months Ended August 31 2001
GENERAL AND ADMINISTRATIVE EXPENSES					
Amortization	$ 20,499	$ 2,022	$ 2,530	674	843
Consulting fees	305,406	56,522	80,410	19,081	37,200
Exploration costs	1,604,375	35,677	23,323	16,827	19,346
Listing and transfer agent fees	129,188	14,037	9,942	5,407	6,803
Management fees	45,000	45,000	-	15,000	-
Office	287,989	19,298	30,281	8,514	13,384
Professional fees	138,722	22,828	17,413	12,871	4,077
Property investigation	186,563	-	10,000	-	10,000
Salaries and benefits	80,308	-	-	-	-
Shareholder communication	391,797	18,551	4,994	15,189	1,138
Travel	81,387	11,291	5,462	9,100	1,470
Loss before the under-noted	(3,326,222)	(224,826)	(184,245)	(102,743)	(93,941)
Interest income	196,787	686	1,868	410	284
Investment income	27,564	-	-	-	-
Gain on foreign exchange	158,452	(2,685)	(720)	(1,689)	96
Loss on disposal of capital assets	(4,186)	-	-	-	-
Impairment of mineral properties	(1,114,061)	(15,111)	(429,657)	(15,111)	(15,912)
Write off of acquisition costs (Note 6)	(100,722)	-	(1,772)	-	-
Gain from sale of marketable securities (Note 6)	100,703	-	-	-	-
Write down of marketable securities (Note 6)	(374,520)	-	-	-	-
Write down of investment	(146,449)	-	-	-	-
Net loss for the period	(4,582,660)	(241,936)	(614,506)	(119,135)	(109,473)
Deficit, beginning of period	-	(4,340,724)	(3,661,287)	(4,463,527)	(4,166,320)
Deficit, end of period	$ (4,582,660)	$ (4,582,660)	$ (4,275,793)	$ (4,582,660)	$ (4,275,793)
Loss per share (Note 2)		$ (0.05)	$ (0.22)	$ (0.02)	$ (0.04)

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

Amended and Restated

	Cumulative Amounts From October 7, 1994 to August 31 2002	Nine Months Ended August 31 2002	Nine Months Ended August 31 2001	Three Months Ended August 31 2002	Three Months Ended August 31 2001
CASH FLOWS FROM OPERATING ACTIVITIES					
Net loss for the period	$ (4,582,660)	$ (261,936)	$ (614,506)	$ (118,933)	$ (109,473)
Items not affecting cash:					
Amortization	20,499	2,022	2,530	674	843
Investment income	(27,564)	-	-	-	-
Gain on sale of marketable securities	(100,703)	-	-	-	-
Loss on disposal of property, plant and equipment	4,186	-	-	-	-
Impairment of mineral properties	1,098,090	-	429,637	-	16,912
Write-down of marketable securities	374,526	-	-	-	-
Write down of investments	146,449	-	-	-	-
Write down of acquisition costs	100,722	-	1,772	-	-
Net change in non-cash working capital items					
(Increase) decrease in receivables	(20,216)	(4,230)	(5,718)	18,748	(2,261)
(Increase) decrease in prepaid expenses	(7,552)	(1,322)	21,091	1,215	872
Increase (decrease) in accounts payable	14,049	(67,986)	46,287	(48,806)	33,330
Increase (decrease) in due to affiliated company	2,594	-	(2,968)	-	-
Net cash provided by (used in) operating activities	(2,976,720)	(333,452)	(121,896)	(147,102)	(59,777)
CASH FLOWS FROM INVESTING ACTIVITIES					
Proceeds on sale of marketable securities	456,027	-	-	-	-
Property, plant and equipment acquired	(38,196)	-	(214)	-	-
Proceeds on disposal of property, plant and equipment	6,183	-	-	-	-
Acquisition of mineral properties	(466,950)	-	(16,100)	-	(16,912)
Increase in investments	(1,009,022)	-	(1,772)	-	-
Net cash (used to) provided by investing activities	(1,051,958)	-	(18,086)	-	(16,912)
CASH FLOWS FROM FINANCING ACTIVITIES					
Share subscriptions receivable	-	-	-	18,000	-
Issuance of capital stock, net of issuance costs	4,211,516	581,457	-	287,323	-
Common shares committed to be issued	-	(125,000)	35,000	-	35,000
Net cash provided by financing activities	4,211,516	456,457	35,000	305,323	35,000
Increase (decrease) in cash and equivalents during the period	182,838	123,005	(104,982)	158,221	(41,689)
Cash and cash equivalents, beginning of period	-	59,833	128,622	24,617	65,329
Cash and cash equivalents, end of period	$ 182,838	$ 182,838	$ 23,640	$ 182,838	$ 23,640
Cash paid during the period for:					
Interest	$ -	$ -	$ -	$ -	$ -
Income taxes	$ -	$ -	$ -	$ -	$ -

Since inception, the Company has issued a total of 680,700 common shares (adjusted for roll-back) for non-cash consideration as follows:

Year	Number of Shares	Amount	Consideration
1998	600,000	$ 600,000	Acquisition of mineral property
1998	10,700	8,025	Finder's fee
2002	95,000	15,350	Finder's fee

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(formerly Triband Capital Corp.)
CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND DEFICIT
(Expressed in Canadian Dollars)
(Unaudited - Prepared by Management)

Amended and Restated

	Number of Shares	Price	Common Shares Issued and Fully Paid	Common Shares Comitted to be Issued	Deficit Accumulated During the Exploration Stage	Total
Balance at November 30, 1998						
(restated - see Note 2)	2,456,903		$ 3,969,448	$ -	(1,576,774)	2,392,674
Issuance of shares for cash						
Private placement	107,000	0.75	80,250			80,250
Exercise of options	4,000	1.00	4,000			4,000
Issuance of shares for finder's fees	10,700	0.75	8,025			8,025
Share issuance costs			(8,025)			(8,025)
Loss for the year (restated-see Note 2)	-				(970,345)	(970,345)
Balance at November 30, 1999	2,578,603		4,053,698	-	(2,547,119)	1,506,579
Issuance of shares for cash						
Exercise of options	25,000	0.75	18,750			18,750
Exercise of options	113,190	0.85	96,211			96,211
Exercise of options	38,500	1.00	38,500			38,500
Exercise of options	3,000	2.25	6,750			6,750
Exercise of warrants	19,000	0.85	16,150			16,150
Loss for the year (restated-see Note 2)					(1,114,168)	(1,114,168)
Balance at November 30, 2000	2,777,293		4,230,059	-	(3,661,287)	568,772
Common shares committed to be issued (Note 8)				125,000		125,000
Loss for the year (restated-see Note 2)					(679,437)	(679,437)
Balance at November 30, 2001	2,777,293		4,230,059	125,000	(4,340,724)	14,335
Issuance of shares for debt						
Shares for debt	475,337	0.10	47,534			47,534
Shares for debt	82,272	0.23	18,923			18,923
Issuance of shares for cash						
Private placement	1,350,000	0.10	135,000	(125,000)		10,000
Private placement	850,000	0.23	195,500			195,500
Exercise of warrants	1,300,000	0.12	156,000			156,000
Exercise of warrants	80,834	0.30	24,250			24,250
Exercise of options	25,000	0.17	4,250			4,250
Issuance of shares for services						
Finder's fees	50,000	0.10	5,000			5,000
Finder's fees	45,000	0.23	10,350			10,350
Share issuance costs			(15,350)			(15,350)
Loss for the period					(241,936)	(241,936)
Balance at August 31, 2002	7,035,736		$ 4,811,516	$ -	$ (4,582,660)	$ 228,856

The accompanying notes are an integral part of these consolidated financial statements.

(Expressed in Canadian Dollars)

1. NATURE AND CONTINUANCE OF OPERATIONS

The Company's principal business activity is the exploration and development of mineral properties.

Effective July 9, 2001, the Company changed its name from Triband Resource Corporation to Triband Enterprise Corp.

The Company is in the process of exploring and developing its mineral properties and has not yet determined whether these properties contain ore reserves that are economically recoverable.

During the year ended November 30, 2000, the Company decided to change its business focus to internet or high tech ventures and completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business (Note 7). The Company was unable to complete its change of business and decided to maintain its principal activity in the exploration and development of mineral properties.

The Company's consolidated financial statements are presented on a going concern basis, which assumes that the Company will continue to realize its assets and discharge its liabilities in the normal course of operations. However, the Company does not generate sufficient cash flow from operations to adequately fund its activities and has therefore relied principally upon the issuance of securities for financing. Future capital requirements will depend on many factors including the Company's ability to execute its business plan. The Company intends to continue relying upon the issuance of securities to finance its future activities but there can be no assurance that such financing will be available on a timely basis under terms acceptable to the Company. Although these consolidated financial statements do not include any adjustments that may result from the inability to secure future financing, such condition would have a material adverse effect on the Company's business, results of operations and financial condition.

2. CHANGE IN ACCOUNTING POLICY

On December 1, 2000, the Company changed its accounting policy to expensing development and exploration costs as incurred. This change in policy has been retroactively applied. The effect of the change in accounting policy on the financial statements for the year ended November 30, 2001 was that $19,293 of exploration costs were expensed that would otherwise have been capitalized. The overall effect of the change in accounting policy is as follows:

Prior to change in policy	2001	2000	1999	1998	1997
Opening deficit	$ 2,877,570	$ 1,418,297	$ 518,461	$ 289,659	$ 88,554
Net loss for the year	679,437	1,459,273	899,836	228,802	201,105
Closing deficit	3,557,007	2,877,570	1,418,297	518,461	289,659
Restated, due to change in accounting policy:					
Opening deficit	3,661,287	2,547,119	1,576,774	289,659	88,554
Net loss for the year	679,437	1,459,273	899,836	228,802	201,105
Net change due to change in accounting policy	-	(345,105)	70,509	1,058,313	601,569
Closing deficit	4,340,724	3,661,287	2,547,119	1,576,774	891,228
Net change in closing deficit	$ 783,717	$ 783,717	$ 1,128,822	$ 1,058,313	$ 601,569

2. **CHANGE IN ACCOUNTING POLICY** (cont'd...)

The overall effects of the change in accounting policy relating to the balances of deferred exploration expenditures as at November 30, 1997, 1998, 1999 and 2000 are as follows:

Prior to change in policy	2000	1999	1998	1997
Opening deferred exploration costs	$ 1,128,822	$ 1,058,313	$ 601,569	$ -
Exploration expenditures capitalized during the year	88,823	224,791	456,744	601,569
Deferred exploration costs written off during the year	(433,928)	(154,282)	-	-
Closing deferred exploration costs	$ 783,717	$ 1,128,822	$ 1,058,313	$ 601,569

Restated, due to change in accounting policy	2001	2000	1999	1998	1997
Opening and closing deferred exploration costs	$ -	$ -	$ -	$ -	$ -
Exploration expenditures incurred and expensed	$ 19,293	$ 88,823	$ 224,791	$ 456,744	$ 601,569

3. **SIGNIFICANT ACCOUNTING POLICIES**

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates. The assets and liabilities which require management to make significant estimates and assumptions in determining carrying values include investments.

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Triband Resource US Inc. (incorporated in Nevada, U.S.A.). All significant intercompany balances and transactions have been eliminated.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The Company's financial instruments consist of cash and equivalents, receivables, accounts payable and accrued liabilities and due to affiliated company. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd…)

Exploration and development costs

The Company has adopted the policy to expensing development and exploration costs as incurred. The Company will expense future exploration and development costs until such time as the existence of proven and probable reserves is determined, or sufficient objective evidence in the opinion of Management to support the recognition of an asset.

Property evaluations

The Company reviews and evaluates the carrying amounts of its mineral properties when events or changes in circumstances indicate that the carrying amount may not be recoverable. If it is determined that the net recoverable amount is significantly less than the carrying value and the impairment in value is likely to be permanent, a reduction in the carrying amount of mineral properties with a corresponding charge to operation are recorded.

Cost of maintaining mineral properties

The Company does not accrue the estimated future costs of maintaining its mineral properties in good standing.

Acquisition costs

Acquisition costs are capitalized on properties where proven and provable reserves exist.

Environmental protection and reclamation costs

The operations of the Company have been, and may be in the future be affected from time to time in varying degrees by changes in environmental regulations, including those for future removal and site restorations costs. Both the likelihood of new regulations and their overall effect upon the Company may vary from region to region and are not predictable.

The Company's policy is to meet or, if possible, surpass standards set by relevant legislation, by application of technically proven and economically feasible measures.

Environmental expenditures that relate to ongoing environmental and reclamation programs are charged against statements of operations as incurred or capitalized and amortized depending upon their future economic benefits. The Company does not anticipate any material capital expenditures for environmental control facilities because it is at an early stage of exploration. Estimated future removal and site restoration costs are considered minimal.

Property, plant and equipment and amortization

Property, plant and equipment are recorded at cost and are being amortized over their estimated useful lives using the declining balance method at rates of 20% and 30% per annum.

Investments

The Company's long-term investments are accounted for on the cost basis. The investments will be written-down to their estimated net realizable value when there is evidence of a decline in value below carried cost that is other than temporary.

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd...)

Capital stock

The proceeds from the exercise of stock options, warrants and escrow shares are credited to capital stock in the amount for which the option, warrant or escrow share enabled the holder to purchase a share in the Company.

Foreign exchange

Transaction amounts denominated in foreign currencies are translated into their Canadian dollar equivalents at exchange rates prevailing at the transaction date. Monetary assets and liabilities are adjusted at each balance sheet date to reflect exchange rates prevailing at that date, and non-monetary assets and liabilities are translated at the historical rate of exchange. Gains and losses arising from restatement of foreign currency monetary assets and liabilities at each year end are included in statements of operations.

Basic and diluted loss per share

Basic loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding during the year. Diluted net loss per share is calculated by dividing the net loss by the sum of the weighted average number of common shares outstanding and the dilutive common equivalent shares outstanding during the year. Common equivalent shares consist of the shares issuable upon exercise of stock options and warrants calculated using the treasury stock method. Common equivalent shares are not included in the calculation of the weighted average number of shares outstanding for diluted net loss per common share when the effect would be anti-dilutive.

Stock-based compensation

The Company grants stock options as described in Note 8. No compensation expense is recognized when stock options are granted.

Income taxes

Future income taxes are recorded for using the asset and liability method. Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply when the asset is realized or the liability settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that substantive enactment or enactment occurs. To the extent that the Company does not consider it to be more likely than not that a future tax asset will be recovered, it provides a valuation allowance against the excess.

(Expressed in Canadian Dollars)

4. PROPERTY, PLANT AND EQUIPMENT

			Net Book Value		
	Cost	Accumulated Depreciation	August 31 2002	August 31 2001	November 30 2001
Office furniture and equipment	$ 6,984	$ 3,473	$ 3,511	$ 3,714	$ 4,425
Computer equipment	10,051	6,234	3,817	5,453	4,925
	$ 17,035	$ 9,707	$ 7,328	$ 9,167	$ 9,350

5. MINERAL PROPERTIES

The Company has entered into the following agreements to acquire interests in various mineral claims:

	August 31 2002	August 31 2001	November 30 2001
Staked Claims, Nevada, U.S.A.			
A 100% interest in certain claims by staking and by entering into an option agreement. During 2001, the Company wrote-off previously capitalized costs to statement of Operations and adjusted opening deficit	$ -	$ 1	$ -

Future mineral property payments

On certain of its Nevada claims, the Company is required to pay or incur the following to earn its 100% interest:

a) Minimum advance royalty payments according to the following schedule:

- US$15,000 by July 9, 2002 (US$7,500 paid and US$7,500 deferred to January 1, 2003)
- US$20,000 by July 9, 2003
- US$25,000 by July 9, 2004
- US$50,000 by July 9, 2005 and each subsequent year
- Total purchase price for the property is US$2,000,000 due on July 9, 2015. The Company's advance royalty payment beginning on July 9, 2005 will be credited against the purchase price of the property. The purchase price is also subject to adjustment for one-half of the rate of inflation according to the United States Department of Commerce Producers' Price Index.

b) Production royalty

If the Company places the property in production before the fifteenth year, the Company is required to pay 2.5% NSR production royalty. The production royalty payment can also be applied to the purchase price;

(Expressed in Canadian Dollars)

5. MINERAL PROPERTIES (cont'd..)

c) Exploration and development work according to the following schedule:

- Incur expenditures totaling US$20,000 by July 9, 2003
- Incur expenditures totaling US$25,000 each by July 9, 2004
- Incur expenditures totaling US$50,000 by July 9, 2005 and during each of the following year during the lease term.
- The maximum required total work commitment from the date of this lease shall be $250,000.

Title to mineral properties

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties. The Company has investigated title to all of its mineral properties and, to the best of its knowledge, title to all of its properties are in good standing.

Exploration Costs

The following is a summary of the deferred exploration costs incurred during 2002 and 2001:

	Nevada	August 31 2002	August 31 2001	November 30 2001
Expenditures incurred during the period				
Field expenditures and others	$ 1	$ 1	$ 2,354	$ 2,355
Geological consultants	17,700	17,700	20,243	16,312
Report preparation and mapping	645	645	626	-
Travel	-	-	-	626
	$ 18,346	$ 18,346	$ 23,223	$ 19,293

(Expressed in Canadian Dollars)

6. INVESTMENTS

		August 31 2002		August 31 2001		November 30 2001
Investments is comprised of:						
Pursesource, Inc.	$	1	$	1	$	1
Clearant, Inc.		27,564		27,564		27,564
	$	27,565	$	27,565	$	27,565

Puresourse, Inc.

During the year ended November 30, 1999, the Company acquire 240,000 common shares of Puresource, Inc. ("Puresource"), a private company incorporated in the State of Washington, United States for $146,450. The investment is accounted for using the cost basis.

Effective August 19, 1999, Puresource sold all of its assets to Clearant, Inc. ("Clearant"), a private company incorporated in the State of California, United States. As consideration, Puresource was issued 3,000,000 shares of Clearant with a fair value of $2,837,650 (US$1,900,000) or $0.95 (US$0.63) per share determined by an independent valuation at date of closing and promissory notes convertible into common shares at the discretion of Clearant totaling $1,642,850 (US$1,100,000).

Upon completion of the sale, the shareholders of Puresource resolved to wind up the corporation. In October 2000, the Company received a distribution of assets from Puresource consisting of 29,015 Clearant shares. The distribution of assets by Puresource to its shareholders is considered a non-monetary non-reciprocal transfer and is accounted for on the basis of the recorded value of the resources transferred. As such, the 29,015 Clearant shares are recorded by the Company at $0.95 per share for a total value of $27,564. If, as and when Puresource distributes further assets to its owners prior to dissolution, the transfer will be accounted for on the same basis.

Concurrently, the investment in shares of Puresource has been written down by $146,449 to a nominal value of $1. The balance of the investment will be written-off in the financial statements at the date of formal wind up and dissolution of the corporation.

Indico Technologies Corporation

In September 1998, the Company acquired 704,225 units in Indico Technologies Corporation ("Indico"), a publicly listed company, for $761,850. Each unit consisted of one common share and one share purchase warrant to acquire an additional share for US$1.42 expiring on September 11, 2000. During the year ended November 30, 1999, the Company reclassified this investment to marketable securities in current assets, and wrote down the shares by $374,526 to their market value of $387,324. During the year ended November 30, 2000, the shares were sold for proceeds of $488,027, resulting in a net gain on sale of $100,703.

(Expressed in Canadian Dollars)

7. CAPITAL STOCK

	Number of Shares		Amount
Authorized			
Unlimited number of common shares without par value			
Unlimited number of preferred shares, issuable in series			
Common shares issued			
As at November 30, 1999	2,578,603	$	4,053,698
For cash – exercise of options	179,690		160,211
For cash – exercise of warrants	19,000		16,150
As at November 30, 2000 and 2001	2,777,293		4,230,059
For debt settlement	557,609		66,457
For cash – private placement	2,200,000		330,500
For cash – exercise of warrants	1,380,834		180,250
For cash – exercise of options	25,000		4,250
For services - finder's fees	95,000		15,350
Share issuing costs	-		(15,350)
As at August 31, 2002	7,035,736	$	4,811,516

Effective August 22, 2001, the Company decided to consolidate its shares on a one new share for every five old shares basis. The effects of the consolidation have been applied on a retroactive basis.

Common shares committed to be issued

Pursuant to a private placement completed in February 2002, the Company received $135,000 and committed to issue 1,350,000 common shares at $0.10 per share and 1,350,000 share purchase warrants entitling the holders to purchase an additional 1,350,000 common shares at a price of $0.12 per share until October 10, 2002 and at a price of $0.15 per share until October 10, 2003.

Pursuant to a private placement completed in June 2002, the Company received $850,000 and committed to issue 895,000 common shares, including 45,000 common shares issued for finder's fee, at $0.23 per share and 895,000 share purchase warrants entitling the holders to purchase an additional 895,000 common shares at a price of $0.30 per share until June 5, 2004.

(Expressed in Canadian Dollars)

7. CAPITAL STOCK (cont'd...)

Stock options

The Company, in accordance with the policies of the Canadian Venture Exchange, is authorized to grant options to directors, employees and consultants, to acquire up to 10% of issued and outstanding common stock. The exercise price of each option equals the average market price of the Company's stock as calculated over the ten trading days preceding the date of grant. The options can be granted for a maximum term of 5 years. The consolidation of the Company's outstanding options on a one new for every five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidations have been applied on a retroactive basis.

The following incentive stock options and share purchase warrants were outstanding at August 31, 2002:

	Number of Shares	Exercise Price	Expiry Date
Options	480,000	0.17	February 27, 2007
Warrants	50,000	0.12	October 10, 2002
		0.15	October 10, 2003
Warrants	814,166	0.30	June 5, 2004

8. RELATED PARTY TRANSACTIONS

These consolidated financial statements include transactions with related parties as follows:

a) The Company incurred $29,592 (2001 – $10,897) to directors or companies controlled by directors for geological services which have been expensed as property investigation costs.

b) The Company incurred $45,000 (2001 - $55,000) in management, consulting fees to a director of the Company or a company controlled by the same director and $33,875 (2001 - Nil) in consulting fees to three individuals related to two directors of the Company.

c) $340 (2001 - Nil) included in accounts payable and accrued liabilities to directors or to a company controlled by a director for geological services.

d) $3,500 (2001 – Nil) was advanced to an individual related to a director of the Company and was repaid during the period.

Amounts due to or from affiliated companies are unsecured, non-interest bearing, with no fixed terms of repayment.

(Expressed in Canadian Dollars)

9. BASIC AND DILUTED LOSS PER SHARE

Loss per share is calculated using the weighted-average number of common shares outstanding during the fiscal year. For this purpose, share consolidations are reflected on a retroactive basis to the preceding years. The weighted-average number of common shares outstanding used to calculate loss per share are as follows:

Nine months ended August 31, 2002	5,246,914
Nine months ended August 31, 2001	2,777,293
Year ended November 30, 2001	2,777,293

Options and warrants to purchase shares of common stock were outstanding during fiscal 2001, 2000, and 1999, but were not included in the computation of diluted loss per share. The effect of the options and warrants would be anti-dilutive, either because of the net loss in those years, or because the options exercise prices were greater than the average market prices of the common stock.

10. INCOME TAXES

The tax effects of temporary differences that give rise to significant components of future income tax assets and liabilities by applying the combined Canadian federal and provincial income tax rate of 44.71% (2000 – 45.62%) are as follows:

	Year Ended November 30 2001	Year Ended November 30 2000
Net loss for the year	$ (679,437)	$ (1,114,168)
Income tax recovery at combined basic Canadian Federal and Provincial tax rate: 44.71% (2000 – 45.62%)	303,776	508,283
Foreign tax rates differentials	(13,707)	(30,712)
Permanent differences	-	577
Tax benefit of losses not recognized in current year	(290,069)	(478,148)
Income tax recovery	$ -	$ -

(Expressed in Canadian Dollars)

10. INCOME TAXES (cont'd...)

A reconciliation of the income tax benefit (provisions) with amounts determined by applying the Canadian income tax rates to the consolidated loss for completed financial periods is as follows:

	Year Ended November 30 2001	Year Ended November 30 2000
Future income tax:		
Property, plant and equipment	$ 12,200	$ 9,100
Issuance costs	110,600	112,800
Losses available for future periods	1,588,100	1,480,600
	1,710,900	1,602,500
Valuation allowance	(1,710,900)	(1,602,500)
	$ -	$ -

The above losses available for future periods include US operating losses by applying the income tax rates of 34% (2000 – 34%).

These tax benefits have not been recognized in the consolidated financial statements, as there is no certainty that they will be utilized.

Subject to certain restrictions, the Company has exploration and development expenditures of approximately $1,055,000 (2000 $1,055,000) and operating losses of approximately $1,548,300 (2000 $1,294,900) available to reduce future Canadian taxable income. The Company also has operating losses from US subsidiary of approximately $1,247,700 (2000 -$1,201,600) available to reduce US taxable income. These losses expire as follows:

2002	$ 11,000	$ -
2003	96,000	-
2004	194,300	-
2005	321,300	-
2006	504,600	-
2007	167,700	-
2008	253,400	-
2017	-	185,000
2018	-	483,800
2019	-	321,800
2020	-	211,000
2021		46,100
	$1,548,300	$1,247,700

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada. Except as set out below, these financial statements also comply, in all material respects, with accounting principles generally accepted in the United States and the rules and regulations of the Securities and Exchange Commission.

Stock Based Compensation

The United States Financial Accounting Standards Board has issued Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB25"). This statement uses the intrinsic value based method whereby compensation cost is recorded for the excess, if any, of the quoted market price over the exercise price, at the date the stock options are granted. As at November 31, 2001, no compensation cost would have been recorded for any period under this method. Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" ("SFAS 123"), issued in October 1995, requires the use of the fair value based method of accounting for stock options. Under this method, compensation cost is measured at the grant date based on the fair value of the options granted and is recognized over the exercise period.

SFAS 123, however allows the Company to continue to measure the compensation cost of employees and directors in accordance with APB 25. Canadian generally accepted accounting principles do not require the reporting of any stock based compensation expense in the Company's financial statements.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

Stock Based Compensation (cont'd…)

For compliance with United States generally accepted accounting principles, the Company uses the Black Scholes Option Pricing Model to determine the fair value of incentive stock options at the grant date. As at August 31, 2002, compensation expense totaling $786,616 has been incurred. In determining the fair value of these incentive stock options, the following assumptions were used:

	2002	2001	2000
Risk free interest rate	5.09%	4%	6.16%
Expected life	5 years	5 years	5 years
Expected volatility	173%	68%	161%
Expected dividends	-	-	-

The following is a summary of the status of stock options outstanding at August 31, 2002:

	Outstanding Options			Exercisable Options	
Range of Exercise Prices	Number	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
$ 0.17	480,000	4.50	$ 0.17	480,000	$ 0.17

The consolidation of the Company's outstanding options on a one new for five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidations have been applied on a retroactive basis.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Stock Based Compensation (cont'd...)

The following is a summary of the stock based compensation plan during 2002, 2001 and 2000:

	Number of Shares		Weighted Average Exercise Price
Outstanding and exercisable at November 30, 1999	241,690		
Weighted average fair value of options granted during 1999		$ 1.90	
Granted	183,000		2.05
Exercised	(179,690)		0.85
Forfeited	-		-
Outstanding and exercisable at November 30, 2000	245,000		
Weighted average fair value of options granted during 2000		$ 1.80	
Granted	-		-
Exercised	-		-
Forfeited	(43,000)		1.50
Outstanding and exercisable at November 30, 2001	202,000		
Weighted average fair value of options granted during 2001		$1.85	
Granted	505,000		0.17
Exercised	(25,000)		0.17
Forfeited	(202,000)		0.37
Outstanding and exercisable at August 31, 2002	480,000		
Weighted average fair value of options granted during 2002		$0.17	

Income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company's financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the tax rates in effect in the years when the temporary differences are expected to reverse.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Mineral properties

The Company's policy of expensing development and exploration costs except in the case where an outright property interest has been acquired has resulted in an accounting treatment for these costs which the Company considers to be, in substance, congruent with US GAAP.

Trading securities and available-for-sale securities

Under Canadian generally accepted accounting principles, marketable securities are recorded at the lower of cost or quoted market value. Long-term investments are recorded at cost and only written down when there is evidence of a decline in value below carried value that is other than temporary. Holding gains are never recognized.

Under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"), unrealized holding gains and losses for trading securities are included in statements of operations. Unrealized holding gains and losses for available-for-sale securities are excluded from statements of operations and reported as a net amount in a separate component of shareholders' equity until realized.

The fair value of the Company's investment in Indico Technologies Corporation ("Indico) (Note 7) at November 30, 1998 was $718,310, resulting in a $43,540 unrealized holding loss. Under SFAS No. 115, this loss is reported as a separate component of shareholders' equity at November 30, 1998. During the year ended November 30, 1999, this investment was reclassified as trading securities. At November 30, 1999 the fair value was $387,324, resulting in a $374,526 unrealized holding loss, which, under both SFAS No. 115 and Canadian generally accepted accounting principles, was included in statements of operations.

Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", addresses standards for the reporting and display of comprehensive income and its components.

Comprehensive income includes net income and other comprehensive income. Other comprehensive income represents revenues, expenses, gains and losses that are excluded from net income under United States generally accepted accounting principles.

For the Nine months ended August 31, 2002 and 2001, there were no other items of comprehensive income.

(Expressed in Canadian Dollars)

---

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Recent accounting pronouncements

In July, 2001, the FASB issued SFAS Nos. 141 and 142 ("FAS 141" and 'FAS 142"), "Business Combinations" and "Goodwill and Other Intangible Assets." FAS 141 replaces APB 16 and eliminates pooling-of-interests accounting prospectively. It also provides guidance on purchase accounting related to the recognition of intangible assets and accounting for negative goodwill. FAS 142 changes the accounting for goodwill from an amortization method to an impairment-only approach. Under FAS 142, goodwill will be tested annually and whenever events or circumstances occur indicating that goodwill might be impaired. FAS 141 and FAS 142 are effective for all business combinations completed after June 30, 2001. Upon adoption of FAS 142, amortization of goodwill recorded for business combinations consummated prior to July 1, 2001 will cease, and intangible assets acquired prior to July 1, 2001 that do not meet the criteria for recognition under FAS 141 will be reclassified to goodwill. Companies are required to adopt FAS 142 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company is required to adopt FAS 141 and 142 on a prospective basis as of January 1, 2002. The Company has not recorded any goodwill and, therefore, the application of FAS 141 and 142 will not have a material affect on its consolidated financial position or results of operations.

In August 2001, the FASB issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." FAS 144 replaces FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The FASB issued FAS 144 to establish a single accounting model, based on the framework established in FAS 121, as FAS 121 did not address the accounting for a segment of a business accounted for as a discontinued operation under APB 30, "Reporting The Results of Operations – Reporting The Effects of Disposal of a Segment of a Business, and Extraordinary, Usual and Infrequently Occurring Events and Transactions." FAS 144 also resolves significant implementation issues related to FAS-121. Companies are required to adopt FAS 144 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company will adopt FAS 144 as of January 1, 2002. The Company has determined that the application of FAS 144 will not have a material affect on its consolidated financial position or results of operations.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

The impact of the above differences between Canadian and United States generally accepted accounting principles on statement of loss, as reported, is as follows:

	Cumulative Amounts From October 7, 1994 to August 31 2002	Nine Months Ended 2002	Nine Months Ended 2001
Loss for the period as reported	$(4,582,660)	$(241,936)	$ (614,506)
Less:			
Compensation expense on granting of stock options	(786,616)	(81,790)	-
Acquisition of mineral properties	(1,114,061)	(15,111)	(16,100)
Add:			
Write-off of mineral properties under Canadian generally accepted accounting principles	1,114,061	15,111	16,100
Loss for the period in accordance with United States generally accepted accounting principles	$(5,369,276)	$(323,726)	$ (614,506)

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of deficit, as reported, is as follows:

	Nine Months Ended August 31	
	2002	2001
Deficit, as reported	$ (4,582,660)	$ (4,275,793)
Cumulative compensation expense on granting of stock options	(786,616)	(704,826)
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	(1)
Deferred exploration costs expensed under United States generally accepted accounting principles	-	-
	(786,616)	(704,827)
Deficit in accordance with United States generally accepted accounting principles	$(5,369,276)	$(4,980,620)

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of changes in shareholders' equity, as reported, is as follows:

	Capital Stock		Common Shares Committed	Deficit Accumulated During the	
	Number of Shares	Amount	To be Issued	Exploration Stage	Total
Shareholders' equity as reported November 30, 1999	2,578,603	$4,053,698	$ -	$ (2,547,119)	$ 1,506,579
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	-	-	(913,287)	(913,287)
Compensation expense on granting of stock options	-	228,422	-	(228,422)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 1999	2,578,603	$4,282,120	$ -	$ (3,688,828)	$ 593,292

- continued –

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Continued

	Capital Stock Number of Shares	Capital Stock Amount	Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	Total
Shareholders' equity as reported November 30, 2000	2,777,293	$4,230,059	$ -	$(3,661,287)	$ 568,772
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	-	-	(413,538)	(413,538)
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2000	2,777,293	$4,934,885	$ -	$(4,779,651)	$ 155,234

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

Continued

	Capital Stock		Common Shares Committed	Deficit Accumulated During the	
	Number of Shares	Amount	To be Issued	Exploration Stage	Total
Shareholders' equity as reported November 30, 2001	2,777,293	$4,230,059	$ 125,000	$(4,340,724)	$ 14,335
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2001	2,777,293	$4,934,885	$ 125,000	$(5,045,550)	$ 14,335
Shareholders' equity as reported Aug. 31, 2002	7,035,736	$4,811,516	$ -	$(4,582,660)	$ 228,856
Compensation expense on granting of stock options	-	786,616	-	(786,616)	-
Shareholders' equity in accordance with United States generally accepted accounting Principles at August 31, 2002	7,035,736	$5,598,132	$ -	$ (5,369,276)	$ 228,856

Loss per share

SFAS No. 128 "Earnings Per Share" simplifies the computation of earnings per share by replacing the presentation of primary earnings per share with a presentation of basic earnings per share, as defined. The statement requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The following loss per share information results under United States general accepted accounting principles:

	2002	2001
Net loss for the period under United States GAAP	$ (323,726)	$ (614,506)
Weighted average number of shares outstanding under United States GAAP (adjusted for roll-back)	5,246,914	2,779,293
Basic loss per share	$ (0.06)	$ (0.22)

Diluted EPS has not been disclosed as the effect of the exercise of the Company's outstanding options and warrants would be anti-dilutive.

12. CONTINGENCY

Environmental regulations

All phases of the Company's operations are subject to environmental regulations. Environmental legislation, in the countries in which the Company is currently performing exploration work, is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and heightened degree of responsibilities for companies and their officers, directors and employees. Although presently, compliance with such laws is not a significant factor in the Company's operations, there is no assurance that future changes in environmental regulations, if any, will not adversely affect the Company's operations.

13. COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform with the financial statement presentation adopted in current year. Further, certain comparative figures were amended to reflect the retroactive adoption of the new accounting guideline AcG-11 at beginning of the period.

14. SUBSEQUENT EVENT

Subsequent to the quarter end, 145,000 shares were issued upon exercise of stock options.

Amended and Restated

British Columbia
Securities Commission

QUARTERLY AND YEAR END REPORT
BC FORM 51-901F (previously Form 61)

Freedom of Information and Protection of Privacy Act: The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act*. Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

	Schedule A
X	Schedules B and C

(Place X in appropriate category.)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	August 31, 2002	02/11/18

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	02/11/18

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"William Green"	William Green	02/11/18

(Electronic signatures should be entered in "quotations".)

Triband Enterprise Corp.
Schedule B - Supplementary Information
August 31, 2002

(1) Analysis of expenses and deferred costs

See Note 5 of the consolidated financial statements.

(2) Related parties transactions

See Note 8 of the consolidated financial statements and Schedule B under Results of Operations.

(3a) Summary of securities issued during the period

Date	Type	Type of Issue	Number		Price	Proceeds	Consideration		Issue Costs
10-Dec-01	Common	Shares for debt	475,337	$	0.10	N/A	Debt		Nil
1-Feb-02	Common	Private placement	1,350,000	$	0.10	$ 135,000	Cash	$	5,000
1-Feb-02	Warrants	Private placement	1,350,000		N/A	N/A	N/A		Nil
1-Feb-02	Common	Finder's fees	50,000	$	0.10	N/A	Services		Nil
22-Feb-02	Common	Warrants exercised	200,000	$	0.12	$ 24,000	Cash		Nil
25-Feb-02	Common	Warrants exercised	200,000	$	0.12	$ 24,000	Cash		Nil
8-Mar-02	Common	Warrants exercised	200,000	$	0.12	$ 24,000	Cash		Nil
6-Mar-02	Common	Warrants exercised	150,000	$	0.12	$ 18,000	Cash		Nil
4-Apr-02	Common	Warrants exercised	30,000	$	0.12	$ 3,600	Cash		Nil
24-May-02	Common	Warrants exercised	150,000	$	0.12	$ 18,000	Cash		Nil
14-Jun-02	Common	Shares for debt	82,272	$	0.23	$ 18,923	Debt		Nil
14-Jun-02	Common	Private placement	850,000	$	0.23	$ 195,500	Cash	$	10,350
14-Jun-02	Common	Finder's fees	45,000	$	0.23	$ 10,350	Services		Nil
14-Jun-02	Warrants	Private placement	895,000		N/A	N/A	N/A		Nil
14-Jun-02	Common	Warrants exercised	80,834	$	0.30	$ 24,250	Cash		Nil
14-Jun-02	Common	Warrants exercised	250,000	$	0.12	$ 30,000	Cash		Nil
6-Aug-02	Common	Stock option exercised	25,000	$	0.17	$ 4,250	Cash		Nil
6-Aug-02	Common	Warrants exercised	120,000	$	0.12	$ 14,400	Cash		Nil

(3b) Summary of options granted

Date	Number	Optionee	Price	Expiry Date
27-Feb-02	250,000	Gary Freeman	0.17	27-Feb-07
27-Feb-02	90,000	Jerry Pogue	0.17	27-Feb-07
27-Feb-02	50,000	Michael Bartlett	0.17	27-Feb-07
27-Feb-02	25,000	Sam Szajman	0.17	27-Feb-07
27-Feb-02	65,000	William Green	0.17	27-Feb-07
27-Feb-02	25,000	Kathleen Martin	0.17	27-Feb-07
	505,000			

(4) Summary of securities as at the end of the period

See Note 7 of the consolidated financial statements.

(5) List of directors and officers at end of the period

Jerry G. Pogue, Director
Michael L. Bartlett, Director
Gary R. Freeman, Director and President
William R. Green, Director

Schedule C – Management Discussion & Analysis

Introduction

Triband Enterprise Corp. (formerly Triband Resource Corporation) is a natural resource corporation engaged in the acquisition and exploration of mineral properties in the United States. In April 2000, the Company completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business and as a result, the Exchange issued a cease trade order until the filing was reviewed and approved on August 8, 2000. To date, the Company has not yet changed its business and decided to maintain its principal activity in the exploration of mineral properties.

This Management Discussion & Analysis summarizes the activities of the Company to date, and provides financial information for the quarter ended August 31, 2002.

Whisky Canyon

The Company has resumed its exploration activities and fulfilled its work commitments in the Whisky Canyon project in Nevada. The Company has acquired new information about this area and is formulating an exploration plan. During the period, the Company paid US$7,500 against a property payment of US$15,000 due on July 9, 2002 in respect of the Betty O'Neal claims. The Company reached an agreement with the property owner of the Betty O'Neal claims to defer the balance of the property payment due being US$7,500 until January 1, 2003.

Management

In July 2002, Mr. Sam Szajman resigned as director of the Company.

Results of Operation

The net loss for the nine months ended August 31, 2002 was $241,936 or $0.05 per share in comparison with $614,506 or $0.22 per share for the same period last year, after giving effect of the roll-back of 5 for 1 and the retroactive adjustment on adoption of new accounting guideline AcG-11 from beginning of period. The decrease in loss was mainly due to significantly smaller write-off of mineral properties costs and deferred exploration costs.

During the period, the Company wrote off $15,111 in mineral property acquisition costs and expense $18,346 in deferred exploration costs as the Company has adopted the new accounting policy. The Company will expense all mineral properties costs and exploration costs as incurred. The $18,346 in exploration mainly consisted of fees paid to geological consultants.

During the period, the Company paid $45,000 to a private company controlled by Mr. Gary Freeman for his management services. The same amount was paid in the prior period and was included in consulting fees. The Company also incurred $56,322 in consulting fees which included $3,832 for accounting fees, $21,340 for para-legal services, and $31,150 for administrative services. Other major expenditure was $22,828 in professional fees which included $14,000 fees for the auditors and $8,828 for legal fees.

Financing

In December 2001 , the Company issued a total of 475,337 shares in settlement for a total debt of $47,534 due to officers, directors and consultants at the price of $0.10 per share. On June 14, 2002, the Company issued an additional 82,272 common shares to settle a total debt of $18,923 at the price of $0.23 per share.

The Company completed a private placement of 1,350,000 shares at the price of $0.10 per unit in February 2002. Each unit consist of one common share and one share purchase warrant which entitling the holder to purchase one common share at the price of $0.12 per share for a period of one year and at $0.15 per share after two years from the closing of the private placement. A total of 50,000 common shares were issued as finder's fee at the price of $0.10 per share.

During the period, a total of 1,300,000 purchase warrants were exercised at the price of $0.12 per share, leaving 50,000 unexercised as of September 30, 2002.

In June 2002, the Company completed another financing for 850,000 units at the price of $0.23 per unit. Each unit consists of one common share and one purchase warrant exercisable at the price of $0.30 per share until June 5, 2004. A finder's fee of 45,000 units was paid for this private placement. Subsequent to the period end, 80,834 warrants were exercised at the price of $0.30 per share.

In February 2002, the Company cancelled all previously outstanding stock options and granted 505,000 incentive stock options at the price of $0.17 per share until February 27, 2007. During the period, 25,000 stock options were exercised.

Investor Relations

Currently, the Company does not have an outside consultant to look after investor relations.

Amended and Restated

British Columbia Securities Commission

QUARTERLY AND YEAR END REPORT
BC FORM 51-901F (previously Form 61)

Freedom of Information and Protection of Privacy Act: The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act.* Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

X Schedule A

Schedules B and C

(Place X in appropriate category.)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	November 30, 2001	02/11/18

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	02/11/18

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"William Green"	William Green	02/11/18

(Electronic signatures should be entered in "quotations".)

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)

NOVEMBER 30, 2001

AUDITORS' REPORT

To the Shareholders of
Triband Enterprise Corp.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)

We have audited the consolidated balance sheet of Triband Enterprise Corp. (formerly Triband Resource Corporation) as at November 30, 2001 and the consolidated statements of operations and cumulative loss, cash flows and shareholders' equity and deficit for the year then ended, as well as this year's changes to the cumulative amounts from the date of incorporation on October 7, 1994 to November 30, 2001. These financial statements, expressed in Canadian dollars, are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at November 30, 2001 and the results of its operations, cash flows and changes in shareholders' equity for the year then ended, as well as this year's changes to the cumulative amounts from the date of incorporation on October 7, 1994 to November 30, 2001 in accordance with Canadian generally accepted accounting principles. As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a consistent basis.

The consolidated balance sheet as at November 30, 2000 and the consolidated statements of operations and deficit, cash flows and changes in shareholders' equity for each in the two-year period ended November 30, 2000, as well as the cumulative amounts from the date of incorporation on October 7, 1994 to November 30, 2000 were audited by other auditors who expressed an opinion without reservation on those financial statements in their report dated March 30, 2001.

SADOVNICK TELFORD + SKOV

CHARTERED ACCOUNTANTS

Vancouver, Canada
March 26, 2002

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED BALANCE SHEETS
(Expressed in Canadian Dollars)
AS AT NOVEMBER 30,

	Notes	2001	2000
ASSETS			
Current			
Cash and cash equivalents		$ 59,833	$ 128,622
Receivables		15,986	9,986
Prepaid expenses		6,230	21,950
		82,049	160,558
Property, plant and equipment	4	9,350	11,483
Mineral properties	5	-	413,538
Investments	6	27,565	27,565
		$ 118,964	$ 613,144
LIABILITIES AND SHAREHOLDERS' EQUITY			
Current			
Accounts payable and accrued liabilities	8	$ 102,035	$ 38,810
Due to affiliated company	8	2,594	5,562
		104,629	44,372
NATURE AND CONTINUANCE OF OPERATIONS	1		
CONTINGENCY	12		
Shareholders' equity			
Capital stock	7, 13	4,230,059	4,230,059
Common shares committed to be issued	7	125,000	-
Deficit accumulated during the exploration stage		(4,340,724)	(3,661,287)
		14,335	568,772
		$ 118,964	$ 613,144

On behalf of the Board:

"Gary Freeman" Director

"Sam Szajman" Director

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS AND CUMULATIVE LOSS
(Expressed in Canadian Dollars)

	Cumulative Amounts From October 7, 1994 to November 30, 2001	Years Ended November 30, 2001	2000	1999
OPERATING EXPENSES				
Amortization	$ 18,477	$ 3,097	$ 4,376	$ 212
Consulting fees	304,174	108,667	87,790	29,520
Exploration costs (Note 2)	1,568,696	19,293	88,823	224,791
Listing and transfer agent fees	115,151	19,061	11,593	44,419
Office	189,717	37,393	40,400	48,098
Professional fees	115,894	26,956	14,495	8,720
Property investigation	186,563	10,000	196	50,062
Rent	78,874	1,416	13,049	19,084
Salaries and benefits	80,308	-	-	5,085
Shareholders' communications	373,446	10,466	74,107	128,356
Travel	70,096	8,378	34,151	148
	(3,101,396)	(244,727)	(368,980)	(558,495)
Interest income	196,101	1,892	7,424	11,818
Investment income	27,564	-	27,564	-
Gain on sale of marketable Securities	100,703	-	100,703	-
Gain (loss) on foreign exchange	161,137	(1,106)	(3,154)	(12,056)
Loss on disposal of property, plant and equipment	(4,186)	-	-	(4,186)
Impairment of mineral properties	(1,199,672)	(435,496)	(731,276)	(32,900)
Write-down of marketable Securities	(374,526)	-	-	(374,526)
Write-down of investments	(146,449)	-	(146,449)	-
Net loss for the period (restated)	$ (4,340,724)	$(679,437)	$(1,114,168)	$(970,345)
Basic and diluted loss per share (Notes 2 and 9)		$ (0.24)	$ (0.42)	$ (0.39)

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in Canadian Dollars)

	Cumulative Amounts From October 7, 1994 to November 30, 2001	Years Ended November 30, 2001	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES				
Net loss for the period (restated)	$(4,340,724)	$(679,437)	$(1,114,168)	$(970,345)
Items not affecting cash				
Amortization	18,477	3,097	4,376	212
Investment income	(27,564)	-	(27,564)	-
Gain on sale of marketable Securities	(100,703)	-	(100,703)	-
Loss on disposal of property, plant and equipment	4,186	-	-	4,186
Impairment of mineral properties	1,199,672	435,496	731,276	32,900
Write-down of marketable Securities	374,526	-	-	374,526
Write-down of investments	146,449	-	146,449	-
Changes in non-cash working capital Items				
(Increase) decrease in receivables	(15,986)	(6,000)	(8,672)	3,559
(Increase) decrease in prepaid expenses	(6,230)	15,720	9,742	(25,589)
(Increase) decrease in due from affiliated companies	-	-	29,327	(29,327)
Increase in accounts payable and accrued liabilities	102,035	63,225	16,464	10,989
Increase (decrease) in due to affiliated company	2,594	(2,968)	5,562	(69,548)
Net cash used in operating activities	(2,643,268)	(170,867)	(307,911)	(668,437)
CASH FLOWS FROM INVESTING ACTIVITIES				
Proceeds on sale of marketable Securities	488,027	-	488,027	-
Property, plant and equipment Acquired	(38,196)	(964)	(14,660)	(1,411)
Proceeds on disposal of property, plant and equipment	6,183	-	-	6,183
Acquisition of mineral properties	(498,950)	(20,186)	(132,577)	(97,106)
Increase in investments	(1,009,022)	(1,772)	(98,950)	(146,450)
Net cash (used in) provided by investing activities	$(1,051,958)	$ (22,922)	$ 241,840	$(238,784)

- Continued –

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS (Cont'd...)
(Expressed in Canadian Dollars)

	Cumulative Amounts From October 7, 1994 to November 30, 2001	Years Ended November 30, 2001	2000	1999
Continued...				
CASH FLOWS FROM FINANCING ACTIVITIES				
Issuance of capital stock, net of issuance costs	$3,630,059	$ -	$ 176,361	$ 84,250
Common shares committed to be Issued	125,000	125,000	-	-
Net cash provided by financing Activities	3,755,059	125,000	176,361	84,250
Net change in cash and cash equivalents during the period	59,833	(68,789)	110,290	(822,971)
Cash and cash equivalents, beginning of period	-	128,622	18,332	841,303
Cash and cash equivalents, end of period	$ 59,833	$ 59,833	$ 128,622	$ 18,332

Supplemental disclosures with respect to the consolidated statements of cash flows

	Cumulative Amounts From October 7, 1994 to November 30, 2001	Years Ended November 30, 2001	2000	1999
Cash paid during the period for:				
Interest	$ -	$ -	$ -	$ -
Income taxes	$ -	$ -	$ -	$ -

Since inception of the exploration stage, the Company has issued a total of 610,700 common shares (adjusted for roll-back) for non-cash consideration as follows:

Year	Number of Shares	Amount	Consideration
1999	10,700	$ -	Finder's fee
1996	600,000	600,000	Acquisition of mineral property

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY AND DEFICIT
(Expressed in Canadian Dollars)

	Number of Shares	Price	Common Shares Issued and Fully Paid	Common Shares Committed to be Issued	Deficit Accumulated During the Exploration Stage	Total
Balance at November 30, 1998 (restated–see Note 2)	2,456,903		$ 3,969,448	$ -	$(1,576,774)	$ 2,392,674
Issuance of shares for cash						
Private placement	107,000	0.75	80,250		-	80,250
Exercise of options	4,000	1.00	4,000		-	4,000
Issuance of shares for finder's fee	10,700	0.75	8,025		-	8,025
Share issuance expense			(8,025)		-	(8,025)
Net loss for the year (restated–see Note 2)	-		-		(970,345)	(970,345)
Balance at November 30, 1999 (restated–see Note 2)	2,578,603		4,053,698		(2,547,119)	1,506,579
Issuance of shares for cash						
Exercise of options	25,000	0.75	18,750		-	18,750
Exercise of options	113,190	0.85	96,211		-	96,211
Exercise of options	38,500	1.00	38,500		-	38,500
Exercise of options	3,000	2.25	6,750		-	6,750
Exercise of Warrants	19,000	0.85	16,150		-	16,150
Net loss for the year (restated–see Note 2)	-		-		(1,114,168)	(1,114,168)
Balance at November 30, 2000 (restated–see Note 2)	2,777,293		4,230,059		(3,661,287)	568,772
Common shares committed to be issued (Note 7)	-		-	125,000	-	125,000
Net loss for the year	-		-	-	(679,437)	(679,437)
Balance at November 30, 2001	2,777,293		$ 4,230,059	$ 125,000	$(4,340,724)	$ 14,335

The accompanying notes are an integral part of these consolidated financial statements.

TRIBAND ENTERPRISE CORP.
(Formerly Triband Resource Corporation)
(An Exploration Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
NOVEMBER 30, 2001

1. NATURE AND CONTINUANCE OF OPERATIONS

The Company's principal business activity is the exploration and development of mineral properties.

Effective July 9, 2001, the Company changed its name from Triband Resource Corporation to Triband Enterprise Corp.

The Company is in the process of exploring and developing its mineral properties and has not yet determined whether these properties contain ore reserves that are economically recoverable.

During the year ended November 30, 2000, the Company decided to change its business focus to internet or high tech ventures and completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business (Note 6). The Company was unable to complete its change of business and decided to maintain its principal activity in the exploration and development of mineral properties.

The Company's consolidated financial statements are presented on a going concern basis, which assumes that the Company will continue to realize its assets and discharge its liabilities in the normal course of operations. However, the Company does not generate sufficient cash flow from operations to adequately fund its activities and has therefore relied principally upon the issuance of securities for financing. Future capital requirements will depend on many factors including the Company's ability to execute its business plan. The Company intends to continue relying upon the issuance of securities to finance its future activities but there can be no assurance that such financing will be available on a timely basis under terms acceptable to the Company. Although these consolidated financial statements do not include any adjustments that may result from the inability to secure future financing, such condition would have a material adverse effect on the Company's business, results of operations and financial condition.

2. CHANGE IN ACCOUNTING POLICY

On December 1, 2000, the Company changed its accounting policy to expensing development and exploration costs as incurred. This change in policy has been retroactively applied. The effect of the change in accounting policy on the financial statements of the current year is that $19,293 of exploration costs were expensed that would otherwise have been capitalized. The overall effect of the change in accounting policy is as follows:

Prior to change in policy	2001	2000	1999	1998	1997
Opening deficit	$ 2,877,570	$ 1,418,297	$ 518,461	$ 289,659	$ 88,554
Net loss for the year	679,437	1,459,273	899,836	228,802	201,105
Closing deficit	3,557,007	2,877,570	1,418,297	518,461	289,659
Restated, due to change in policy:					
Opening deficit	3,661,287	2,547,119	1,576,774	891,228	88,554
Net loss for the year	679,437	1,459,273	899,836	228,802	201,105
Net change due to change in policy	-	(345,105)	70,509	456,744	601,569
Closing deficit	4,340,724	3,661,287	2,547,119	1,576,774	891,228
Change in closing deficit	783,717	783,717	1,128,822	1,058,313	601,569

(Expressed in Canadian Dollars)

2. CHANGE IN ACCOUNTING POLICY (cont'd...)

The overall effects of the change in accounting policy relating to the balances of deferred exploration expenditures as at November 30, 1997, 1998, 1999 and 2000 are as follows:

Prior to change in policy	2000	1999	1998	1997
Opening deferred exploration costs	$1,128,822	$1,058,313	$ 601,569	$ -
Exploration expenditures capitalized during the year	88,823	224,791	456,744	601,569
Deferred exploration costs written off during the year	(433,928)	(154,282)	-	-
Closing deferred exploration costs	783,717	1,128,822	1,058,313	601,569

Restated, due to change in accounting policy:	2001	2000	1999	1998	1997
Opening and closing deferred exploration costs	-	-	-	-	-
Exploration expenditures incurred and expensed	19,293	88,823	224,791	456,744	601,569

3. SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates. The assets and liabilities which require management to make significant estimates and assumptions in determining carrying values include investments.

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Triband Resource US Inc. (incorporated in Nevada, U.S.A.). All significant intercompany balances and transactions have been eliminated.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The Company's financial instruments consist of cash and equivalents, receivables, accounts payable and accrued liabilities and due to affiliated company. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Exploration and development costs

The Company has adopted the policy to expensing development and exploration costs as incurred. The Company will expense future exploration and development costs until such time as the existence of proven and probable reserves is determined, or sufficient objective evidence in the opinion of Management to support the recognition of an asset.

Property evaluations

The Company reviews and evaluates the carrying amounts of its mineral properties when events or changes in circumstances indicate that the carrying amount may not be recoverable. If it is determined that the net recoverable amount is significantly less than the carrying value and the impairment in value is likely to be permanent, a reduction in the carrying amount of mineral properties with a corresponding charge to operation are recorded.

Cost of maintaining mineral properties

The Company does not accrue the estimated future costs of maintaining its mineral properties in good standing.

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd...)

Acquisition costs

Acquisition costs are capitalized on properties where proven and provable reserves exist.

Environmental protection and reclamation costs

The operations of the Company have been, and may be in the future be affected from time to time in varying degrees by changes in environmental regulations, including those for future removal and site restorations costs. Both the likelihood of new regulations and their overall effect upon the Company may vary from region to region and are not predictable.

The Company's policy is to meet or, if possible, surpass standards set by relevant legislation, by application of technically proven and economically feasible measures. Environmental expenditures that relate to ongoing environmental and reclamation programs are charged against statements of operations as incurred or capitalized and amortized depending upon their future economic benefits. The Company does not anticipate any material capital expenditures for environmental control facilities because it is at an early stage of exploration. Estimated future removal and site restoration costs are considered minimal.

Property, plant and equipment and amortization

Property, plant and equipment are recorded at cost and are being amortized over their estimated useful lives using the declining balance method at rates of 20% and 30% per annum.

Investments

The Company's long-term investments are accounted for on the cost basis. The investments will be written-down to their estimated net realizable value when there is evidence of a decline in value below carried cost that is other than temporary.

Capital stock

The proceeds from the exercise of stock options, warrants and escrow shares are credited to capital stock in the amount for which the option, warrant or escrow share enabled the holder to purchase a share in the Company.

Foreign exchange

Transaction amounts denominated in foreign currencies are translated into their Canadian dollar equivalents at exchange rates prevailing at the transaction date. Monetary assets and liabilities are adjusted at each balance sheet date to reflect exchange rates prevailing at that date, and non-monetary assets and liabilities are translated at the historical rate of exchange. Gains and losses arising from restatement of foreign currency monetary assets and liabilities at each year end are included in statements of operations.

(Expressed in Canadian Dollars)

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd...)

Basic and diluted loss per share

Basic loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding during the year. Diluted net loss per share is calculated by dividing the net loss by the sum of the weighted average number of common shares outstanding and the dilutive common equivalent shares outstanding during the year. Common equivalent shares consist of the shares issuable upon exercise of stock options and warrants calculated using the treasury stock method. Common equivalent shares are not included in the calculation of the weighted average number of shares outstanding for diluted net loss per common share when the effect would be anti-dilutive.

Stock-based compensation

The Company grants stock options as described in Note 7. No compensation expense is recognized when stock options are granted.

Income taxes

Future income taxes are recorded for using the asset and liability method. Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply when the asset is realized or the liability settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that substantive enactment or enactment occurs. To the extent that the Company does not consider it to be more likely than not that a future tax asset will be recovered, it provides a valuation allowance against the excess.

4. PROPERTY, PLANT AND EQUIPMENT

			Net Book Value	
	Cost	Accumulated Amortization	2001	2000
Office furniture and equipment	$ 6,984	$2,559	$4,425	$ 4,447
Computer equipment	10,050	5,125	4,925	7,036
	$17,034	$7,684	$9,350	$11,483

(Expressed in Canadian Dollars)

5. MINERAL PROPERTIES

The Company has entered into the following agreements to acquire interests in various mineral claims:

	2001	2000
Staked Claims, Nevada, U.S.A.		
A 100% interest in certain claims by staking and by entering into an option agreement.	$ -	$ 413,538

Future mineral property payments

On certain of its Nevada claims, the Company is required to pay or incur the following to earn its 100% interest:

a) Minimum advanced royalty payments according to the following schedule:
- US$15,000 by July 9, 2002 (US$7,500 deferred to January 1, 2003)
- US$20,000 by July 9, 2003
- US$25,000 by July 9, 2004
- US$50,000 by July 9, 2005 and each subsequent year
- Total purchase price for the property is US$2,000,000 due on July 9, 2015. The Company's advance royalty payment beginning on July 9, 2005 will be credited against the purchase price of the property. The purchase price is also subject to adjustment for one-half of the price of the property. The purchase price is also subject to adjustment for one-half of the rate of inflation according to the United States Department of Commerce Producers' Price Index.

b) Production royalty
- If the Company places the property in production before the fifteenth year, the Company is required to pay 2.5% of NSR production royalty. The production royalty payment can also be applied to the purchase price.

c) Exploration and development work according to the following schedule:
- Incur expenditures totaling US$15,000 by July 9, 2002
- Incur expenditures totaling US$20,000 by July 9, 2003
- Incur expenditures totaling US$25,000 each by July 9, 2004
- Incur expenditures totaling US$50,000 by July 9, 2005 and during each of the following year during the lease term.
- The maximum required total work commitment from the dateof this lease shall be $250,000.

Title to mineral properties

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties. The Company has investigated title to all of its mineral properties and, to the best of its knowledge, title to all of its properties are in good standing.

(Expressed in Canadian Dollars)

5. MINERAL PROPERTIES (Con't)

Impairment of mineral properties

In 2001, the Company determined that its interest in mineral properties was impaired. The investment was written off.

6. INVESTMENTS

	2001	2000
Investments are comprised of:		
Puresource, Inc.	$ 1	$ 1
Clearant, Inc.	27,564	27,564
	$ 27,565	$ 27,565

Puresourse, Inc.

During the year ended November 30, 1999, the Company acquire 240,000 common shares of Puresource, Inc. ("Puresource"), a private company incorporated in the State of Washington, United States for $146,450. The investment is accounted for using the cost basis.

Effective August 19, 1999, Puresource sold all of its assets to Clearant, Inc. ("Clearant"), a private company incorporated in the State of California, United States. As consideration, Puresource was issued 3,000,000 shares of Clearant with a fair value of $2,837,650 (US$1,900,000) or $0.95 (US$0.63) per share determined by an independent valuation at date of closing and promissory notes convertible into common shares at the discretion of Clearant totaling $1,642,850 (US$1,100,000).

Upon completion of the sale, the shareholders of Puresource resolved to wind up the corporation. In October 2000, the Company received a distribution of assets from Puresource consisting of 29,015 Clearant shares. The distribution of assets by Puresource to its shareholders is considered a non-monetary non-reciprocal transfer and is accounted for on the basis of the recorded value of the resources transferred. As such, the 29,015 Clearant shares are recorded by the Company at $0.95 per share for a total value of $27,564. If, as and when Puresource distributes further assets to its owners prior to dissolution, the transfer will be accounted for on the same basis.

Concurrently, the investment in shares of Puresource has been written down by $146,449 to a nominal value of $1. The balance of the investment will be written-off in the financial statements at the date of formal wind up and dissolution of the corporation.

eFinancial Training.com Inc.

On May 2, 2000, the Company entered into a letter of intent with eFinancial Training.com Inc. ("eFinancial") and the sole shareholder of eFinancial, pursuant to which the Company agreed to acquire all of the issued and outstanding shares of eFinancial for a purchase price of $1,575,000 to be payable by 3,500,000 performance escrow common shares of the Company. Concurrent with the acquisition, the Company announced its intention to proceed with a private placement of 1,800,000 units at the price of $0.45 per unit.

The Company subsequently determined not to proceed with the acquisition of eFinancial and the private placement due to certain difficulties. Consequently, all costs (recoveries) relating to this acquisition, totaling $(1,650) (2000 - $98,950), were written-off to operations.

(Expressed in Canadian Dollars)

6. INVESTMENTS (cont'd…)

Via Vis Technologies Inc.

On January 27, 2001, the Company entered into an agreement with Via Vis Technologies Inc. ("Via Vis") and its principal shareholders whereby the Company has agreed, among other things, to acquire all of the issued and outstanding shares of Via Vis in exchange of 41,500,000 common shares of the Company.

The Company subsequently determined not to proceed with the acquisition of Via Vis due to certain difficulties. Consequently, all costs relating to this acquisition totaling $3,422 (2000 - $Nil), were written-off to operations.

Indico Technologies Corporation

In September 1998, the Company acquired 704,225 units in Indico Technologies Corporation ("Indico"), a publicly listed company, for $761,850. Each unit consisted of one common share and one share purchase warrant to acquire an additional share for US$1.42 expiring on September 11, 2000. During the year ended November 30, 1999, the Company reclassified this investment to marketable securities in current assets, and wrote down the shares by $374,526 to their market value of $387,324. During the year ended November 30, 2000, the shares were sold for proceeds of $488,027, resulting in a net gain on sale of $100,703.

7. CAPITAL STOCK

	Number of Shares	Amount
Authorized		
Unlimited number of common shares without par value		
Unlimited number of preferred shares, issuable in series		
Common shares issued		
As at November 30, 1998	2,456,903	$3,969,448
For cash – private placement	107,000	80,250
For cash – exercise of options	4,000	4,000
For finder's fee	10,700	-
As at November 30, 1999	2,578,603	4,053,698
For cash – exercise of options	179,690	160,211
For cash – exercise of warrants	19,000	16,150
As at November 30, 2000 and 2001	2,777,293	$4,230,059

Effective August 22, 2001, the Company consolidated its shares on a one new share for every five old shares basis. The effects of the consolidation have been applied on a retroactive basis.

(Expressed in Canadian Dollars)

7. CAPITAL STOCK (cont'd...)

Common shares committed to be issued

Pursuant to a private placement, the Company received $125,000 and committed to issue 1,250,000 common shares at $0.10 per share and 1,250,000 share purchase warrants entitling the holders to purchase an additional 1,250,000 common shares at a price of $0.12 per share until October 10, 2002 and at a price of $0.15 per share until October 10, 2003 (Note 13b and c).

Stock options

The Company, in accordance with the policies of the Canadian Venture Exchange, is authorized to grant options to directors, employees and consultants, to acquire up to 10% of issued and outstanding common stock. The exercise price of each option equals the average market price of the Company's stock as calculated over the ten trading days preceding the date of grant. The options can be granted for a maximum term of 5 years. The consolidation of the Company's outstanding options on a one new for every five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidations have been applied on a retroactive basis.

The following incentive stock options were outstanding at November 30, 2001:

Number of Shares	Exercise Price	Expiry Date
5,000	0.75	May 8, 2002
5,000	1.20	June 10, 2003
25,000	0.75	June 10, 2003
40,000	1.20	February 10, 2005
32,000	1.55	February 22, 2005
95,000	2.60	April 4, 2005

8. RELATED PARTY TRANSACTIONS

These consolidated financial statements include transactions with related parties as follows:

a) The Company paid $10,000 (2000 – $6,787; 1999 - $123,954) to directors or companies controlled by directors for geological services which have been expensed as property investigation costs.

b) The Company paid $70,000 (2000 - $101,250; 1999 - $55,000) in consulting fees and shareholders' communications to directors of the Company.

c) $28,375 (2000 - $1,166) included in accounts payable and accrued liabilities to directors or to a company controlled by a director for geological services.

Amounts due to or from affiliated companies are unsecured, non-interest bearing, with no fixed terms of repayment.

(Expressed in Canadian Dollars)

9. BASIC AND DILUTED LOSS PER SHARE

Loss per share is calculated using the weighted-average number of common shares outstanding during the fiscal year. For this purpose, share consolidations are reflected on a retroactive basis to the preceding years. The weighted-average numbers of common shares outstanding used to calculate loss per share are as follows:

2001 fiscal year	2,777,293
2000 fiscal year	2,675,356
1999 fiscal year	2,489,049

Options and warrants to purchase shares of common stock were outstanding during fiscal 2001, 2000, and 1999, but were not included in the computation of diluted loss per share. The effect of the options and warrants would be anti-dilutive, either because of the net loss in those years, or because the options exercise prices were greater than the average market prices of the common stock.

10. INCOME TAXES

The tax effects of temporary differences that give rise to significant components of future income tax assets and liabilities by applying the combined Canadian federal and provincial income tax rate of 44.71% (2000 – 45.62%) are as follows:

	2001	2000
Net loss for the year (restated–see Note 2)	$ (679,437)	$ (1,114,168)
Income tax recovery at combined basic Canadian Federal and Provincial tax rate: 44.71% (2000 – 45.62%)	303,776	508,283
Foreign tax rates differentials	(13,707)	(30,712)
Permanent differences	-	577
Tax benefit of losses not recognized in current year	(290,069)	(478,148)
Income tax recovery	$ -	$ -

A reconciliation of the income tax benefit (provisions) with amounts determined by applying the Canadian income tax rates to the consolidated loss for completed financial periods is as follows:

	2001	2000
Future income tax:		
Property, plant and equipment	$ 12,200	$ 9,100
Issuance costs	110,600	112,800
Losses available for future periods	1,588,100	1,480,600
	1,710,900	1,602,500
Valuation allowance	(1,710,900)	(1,602,500)
	$ -	$ -

(Expressed in Canadian Dollars)

10. INCOME TAXES (cont'd…)

The above losses available for future periods include US operating losses by applying the income tax rates of 34% (2000 – 34%). These tax benefits have not been recognized in the consolidated financial statements, as there is no certainty that they will be utilized.

Subject to certain restrictions, the Company has exploration and development expenditures of approximately $1,055,000 (2000: $1,055,000) and operating losses of approximately $1,548,300 (2000: $1,294,900) available to reduce future Canadian taxable income. The Company also has operating losses from US subsidiary of approximately $1,247,700 (2000: $1,201,600) available to reduce US taxable income. These losses expire as follows:

2002	$ 11,000	$ -
2003	96,000	-
2004	194,300	-
2005	321,300	-
2006	504,600	-
2007	167,700	-
2008	253,400	-
2017	-	185,000
2018	-	483,800
2019	-	321,800
2020	-	211,000
2021		46,100
	$1,548,300	$1,247,700

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada. Except as set out below, these financial statements also comply, in all material respects, with accounting principles generally accepted in the United States and the rules and regulations of the Securities and Exchange Commission.

Stock Based Compensation

The United States Financial Accounting Standards Board has issued Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB25"). This statement uses the intrinsic value based method whereby compensation cost is recorded for the excess, if any, of the quoted market price over the exercise price, at the date the stock options are granted. As at November 31, 2001, no compensation cost would have been recorded for any period under this method. Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" ("SFAS 123"), issued in October 1995, requires the use of the fair value based method of accounting for stock options. Under this method, compensation cost is measured at the grant date based on the fair value of the options granted and is recognized over the exercise period.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Stock Based Compensation (cont'd...)

SFAS 123, however allows the Company to continue to measure the compensation cost of employees and directors in accordance with APB 25. Canadian generally accepted accounting principles do not require the reporting of any stock based compensation expense in the Company's financial statements.

For compliance with United States generally accepted accounting principles, the Company uses the Black Scholes Option Pricing Model to determine the fair value of incentive stock options at the grant date. As at November 30, 2001, compensation expense totaling $704,826 has been incurred. In determining the fair value of these incentive stock options, the following assumptions were used:

	2001	2000	1999
Risk free interest rate	4%	6.16%	5.50%
Expected life	5 years	5 years	5 years
Expected volatility	68%	161%	147%
Expected dividends	-	-	-

The following is a summary of the status of stock options outstanding at November 30, 2001:

	Outstanding Options			Exercisable Options	
Range of Exercise Prices	Number	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
$ 0.75	30,000	1.97	$ 0.75	30,000	$ 0.75
1.20 – 1.55	77,000	3.10	1.35	77,000	1.35
2.60	95,000	3.35	2.60	95,000	2.60

The Company's outstanding options have been consolidated on a one new for five old basis as a result of the consolidation of the Company's common stock. The effects of the consolidation have been applied on a retroactive basis.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Stock Based Compensation (cont'd...)

The following is a summary of the stock based compensation plan during 2001, 2000 and 1999:

	Number of Shares	Weighted Average Exercise Price
Outstanding and exercisable at December 1, 1998	241,500	$ 1.80
Granted	113,190	0.85
Exercised	(4,000)	1.00
Forfeited	(109,000)	1.95
Outstanding and exercisable at November 30, 1999	241,690	
Weighted average fair value of options granted during 1999	$ 1.90	
Granted	183,000	2.05
Exercised	(179,690)	0.85
Forfeited	-	-
Outstanding and exercisable at November 30, 2000	245,000	
Weighted average fair value of options granted during 2000	$ 1.80	
Granted	-	-
Exercised	-	-
Forfeited	(43,000)	1.50
Outstanding and exercisable at November 30, 2001	202,000	
Weighted average fair value of options granted during 2001	$ 1.85	

Income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company's financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the tax rates in effect in the years when the temporary differences are expected to reverse.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Mineral properties

The Company's policy of expensing development and exploration costs except in the case where an outright property interest has been acquired has resulted in an accounting treatment for these costs which the Company considers to be, in substance, congruent with US GAAP.

Trading securities and available-for-sale securities

Under Canadian generally accepted accounting principles, marketable securities are recorded at the lower of cost or quoted market value. Long-term investments are recorded at cost and only written down when there is evidence of a decline in value below carried value that is other than temporary. Holding gains are never recognized.

Under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"), unrealized holding gains and losses for trading securities are included in statements of operations. Unrealized holding gains and losses for available-for-sale securities are excluded from statements of operations and reported as a net amount in a separate component of shareholders' equity until realized.

The fair value of the Company's investment in Indico Technologies Corporation ("Indico") (Note 6) at November 30, 1998 was $718,310, resulting in a $43,540 unrealized holding loss. Under SFAS No. 115, this loss is reported as a separate component of shareholders' equity at November 30, 1998. During the year ended November 30, 1999, this investment was reclassified as trading securities. At November 30, 1999 the fair value was $387,324, resulting in a $374,526 unrealized holding loss, which, under both SFAS No. 115 and Canadian generally accepted accounting principles, was included in statements of operations.

Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", addresses standards for the reporting and display of comprehensive income and its components.

Comprehensive income includes net income and other comprehensive income. Other comprehensive income represents revenues, expenses, gains and losses that are excluded from net income under United States generally accepted accounting principles.

For the years ended November 30, 2001, 2000 and 1999, there were no other items of comprehensive income.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Recent accounting pronouncements

In July, 2001, the FASB issued SFAS Nos. 141 and 142 ("FAS 141" and 'FAS 142"), "Business Combinations" and "Goodwill and Other Intangible Assets." FAS 141 replaces APB 16 and eliminates pooling-of-interests accounting prospectively. It also provides guidance on purchase accounting related to the recognition of intangible assets and accounting for negative goodwill. FAS 142 changes the accounting for goodwill from an amortization method to an impairment-only approach. Under FAS 142, goodwill will be tested annually and whenever events or circumstances occur indicating that goodwill might be impaired. FAS 141 and FAS 142 are effective for all business combinations completed after June 30, 2001. Upon adoption of FAS 142, amortization of goodwill recorded for business combinations consummated prior to July 1, 2001 will cease, and intangible assets acquired prior to July 1, 2001 that do not meet the criteria for recognition under FAS 141 will be reclassified to goodwill. Companies are required to adopt FAS 142 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company is required to adopt FAS 141 and 142 on a prospective basis as of January 1, 2002. The Company has not recorded any goodwill and, therefore, the application of FAS 141 and 142 will not have a material affect on its consolidated financial position or results of operations.

In August 2001, the FASB issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." FAS 144 replaces FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The FASB issued FAS 144 to establish a single accounting model, based on the framework established in FAS 121, as FAS 121 did not address the accounting for a segment of a business accounted for as a discontinued operation under APB 30, "Reporting The Results of Operations – Reporting The Effects of Disposal of a Segment of a Business, and Extraordinary, Usual and Infrequently Occurring Events and Transactions." FAS 144 also resolves significant implementation issues related to FAS 121. Companies are required to adopt FAS 144 for fiscal years beginning after December 15, 2001, but early adoption is permitted. The Company will adopt FAS 144 as of January 1, 2002. The Company has determined that the application of FAS 144 will not have a material affect on its consolidated financial position or results of operations.

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on statement of loss, as reported, is as follows:

	Cumulative Amounts From October 7, 1994 to November 30, 2001	Years Ended November 30, 2001	2000	1999
Loss for the period as reported (restated–see Note 2)	$(4,340,724)	$(679,437)	$(1,114,168)	$ (970,345)
Less:				
Compensation expense on granting of stock options	(704,826)	-	(476,404)	(120,471)
Acquisition of mineral properties	(1,098,950)	(20,186)	(132,577)	(97,106)
Add:				
Write-off of mineral properties under Canadian generally accepted accounting principles	1,098,950	433,724	632,326	32,900
Loss for the period in accordance with United States generally accepted accounting principles (restated–see Note 2)	$(5,045,550)	$(265,899)	$(1,090,823)	$(1,115,022)

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of deficit, as reported, is as follows:

	Years Ended November 30, 2001	2000	1999
Deficit, as reported (restated–see Note 2)	$(4,340,724)	$(3,661,287)	$(2,547,119)
Cumulative compensation expense on granting of stock options	(704,826)	(704,826)	(228,422)
Mineral property acquisition costs expensed under United States generally accepted accounting principles	-	(413,538)	(913,287)
	(704,826)	(1,118,364)	(1,141,709)
Deficit in accordance with United States generally accepted accounting principles (restated–see Note 2)	$(5,045,550)	$(4,779,651)	$(3,688,828)

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

The impact of the above differences between Canadian and United States generally accepted accounting principles on the statement of changes in shareholders' equity, as reported, is as follows:

	Capital Stock		Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	Total
	Number of Shares	Amount			
Shareholders' equity as Reported November 30, 1999 (restated–see Note 2)	2,578,603	$4,053,698	$ -	$(2,547,119)	$1,506,579
Mineral property Acquisition costs expensed under United States generally accepted accounting principles	-	-	-	(913,287)	(913,287)
Compensation expense on granting of stock options	-	228,422	-	(228,422)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 1999 (restated–see Note 2)	2,578,603	$4,282,120	$ -	$(3,688,828)	$ 593,292

- continued –

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd...)

Continued

	Capital Stock		Common Shares Committed	Deficit Accumulated During the	
	Number of Shares	Amount	To be Issued	Exploration Stage	Total
Shareholders' equity as reported November 30, 2000 (restated–see Note 2)	2,777,293	$4,230,059	$ -	$(3,661,287)	$ 568,772
Mineral property Acquisition costs expensed under United States generally accepted accounting principles	-	-	-	(413,538)	(413,538)
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2000 (restated–see Note 2)	2,777,293	$4,934,885	$ -	$(4,779,651)	$ 155,234

(Expressed in Canadian Dollars)

11. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont'd…)

Continued

	Capital Stock		Common Shares Committed To be Issued	Deficit Accumulated During the Exploration Stage	Total
	Number of Shares	Amount			
Shareholders' equity as reported November 30, 2001	2,777,293	$4,230,059	$ 125,000	$(4,340,724)	$14,335
Compensation expense on granting of stock options	-	704,826	-	(704,826)	-
Shareholders' equity in accordance with United States generally accepted accounting principles at November 30, 2001	2,777,293	$4,934,885	$ 125,000	$(5,045,550)	$14,335

Loss per share

SFAS No. 128 "Earnings Per Share" simplifies the computation of earnings per share by replacing the presentation of primary earnings per share with a presentation of basic earnings per share, as defined. The statement requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

The following loss per share information results under United States general accepted accounting principles:

	2001	2000	1999
Net loss for the year under United States GAAP (restated–see Note 2)	$ (265,899)	$ (1,090,823)	$(1,155,022)
Weighted average number of shares outstanding under United States GAAP (adjusted for roll-back)	2,777,293	2,675,356	2,489,049
Basic loss per share (restated–see Note 2)	$ (0.10)	$ (0.41)	$ (0.46)

Diluted EPS has not been disclosed as the effect of the exercise of the Company's outstanding options and warrants would be anti-dilutive.

(Expressed in Canadian Dollars)

12. CONTINGENCY

Environmental regulations

All phases of the Company's operations are subject to environmental regulations. Environmental legislation, in the countries in which the Company is currently performing exploration work, is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and heightened degree of responsibilities for companies and their officers, directors and employees. Although presently, compliance with such laws is not a significant factor in the Company's operations, there is no assurance that future changes in environmental regulations, if any, will not adversely affect the Company's operations.

13. SUBSEQUENT EVENTS

Capital Stock

Subsequent to the year end the following shares and stock options were issued:

a) 475,337 Common shares for debt at $0.10 per share.

b) The Company received an additional $10,000 for the private placement. Pursuant to the private placement, the Company issued 1,350,000 Common shares at $0.10 per share and 1,350,000 share purchase warrants entitling the holders to purchase an additional 1,350,000 common shares at a price of $0.12 per share until October 10, 2002 and at a price of $0.15 per share until October 10, 2003. 750,000 share purchase warrants were exercised into 750,000 common shares at $0.12 per share.

c) 50,000 Common shares for finder's fee at $0.10 per share.

d) 505,000 incentive stock options at a price of $0.17 per share until February 27, 2007, canceling all previously granted incentive stock options.

14. COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform with the financial statement presentation adopted in current year.

Amended and Restated

British Columbia Securities Commission

QUARTERLY AND YEAR END REPORT
BC FORM 51-901F (previously Form 61)

Freedom of Information and Protection of Privacy Act: The personal information requested on this form is collected under the authority of and used for the purpose of administering the *Securities Act*. Questions about the collection or use of this information can be directed to the Supervisor, Financial Reporting (604-899-6731), P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC V7Y 1L2. Toll Free in British Columbia 1-800-373-6393.

INCORPORATED AS PART OF:

Schedule A

x Schedules B and C

(Place X in appropriate category.)

ISSUER DETAILS

NAME OF ISSUER	FOR QUARTER ENDED	DATE OF REPORT YY/MM/DD
Triband Enterprise Corp.	November 30, 2001	02/11/18

ISSUER'S ADDRESS

Suite 903 - 1485 West 6th Avenue

CITY	PROVINCE	POSTAL CODE	ISSUER FAX NO.	ISSUER TELEPHONE NO.
Vancouver	BC	V6H 4G1	604- 714-0879	604-331-0096

CONTACT PERSON	CONTACT'S POSITION	CONTACT TELEPHONE NO.
Albert Wu	Accountant	604-331-0096

CONTACT EMAIL ADDRESS	WEB SITE ADDRESS

CERTIFICATE

The three schedules required to complete this Report are attached and the disclosure contained therein has been approved by the Board of Directors. A copy of this Report will be provided to any shareholder who requests it.

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"Gray Freeman"	Gary Freeman	02/11/18

DIRECTOR'S SIGNATURE	PRINT FULL NAME	DATE SIGNED YY/MM/DD
"William Green"	William Green	02/11/18

(Electronic signatures should be entered in "quotations".)

Triband Enterprise Corp.
Schedule B - Supplementary Information
November 30, 2001

(1) Exploration costs

		Nevada		Total 2001		Total 2000
Assaying and sample preparation	$	-	$	-	$	11,908
Field expenditures and others		2,354		2,354		4,380
Geological consulting		16,313		16,313		61,193
Report preparation and mapping		-		-		22
Travel		626		626		11,320
Expenditures during the year	$	19,293	$	19,293	$	88,823

(2) Related parties transactions

See Note 8 of the consolidated financial statements and Schedule B under Results of Operations.

(3a) Summary of securities issued during the period

See Note 7 of the consolidated financial statements.

(3b) Summary of options granted

See Note 7 of the consolidated financial statements.

(4) Summary of securities as at the end of the period

See Note 7 of the consolidated financial statements.

(5) List of directors and officers at end of the period

Jerry G. Pogue, Director
Michael L. Bartlett, Director
Sam Szajman, Director and Secretary
Gary R. Freeman, Director and President
William R. Green, Director

Schedule C – Management Discussion & Analysis

Introduction

Triband Enterprise Corp. (formerly Triband Resource Corporation) has been a natural resource corporation engaged in the acquisition and exploration of mineral properties and currently is still holding resource properties in the United States. In April 2000, the Company completed a filing with the Canadian Venture Exchange regarding the Company's intention to change its business and as a result, the Exchange issued a cease trade order until the filing was reviewed and approved on August 8, 2000. To date, the Company has not yet changed its business and decided to maintain its principal activity in the exploration and development of mineral properties.

This Management Discussion & Analysis summarizes the activities of the Corporation to April 19, 2002, and provides financial information for the year ended November 30, 2001.

Mineral Property - Whisky Canyon

Due to economic reasons, the Company is currently consolidating its interest in the Whisky Canyon, Nevada area. The Company has suspended its activities in seeking a joint venture partner for this property as previously reported.

Results of Operation

The net loss for the year ended November 30, 2001 was $679,437 or $0.24 loss per share in comparison with $1,114,168 or $0.42 loss per share last year, after giving effect of the roll-back of 5 for 1 retroactively. The decrease in loss of $434,731 was mainly due to write down of investments of $146,449 in year 2000 and reduction in write-off of mineral properties costs of $198,602, exploration costs of $69,530, write-off of software business acquisition costs of $97,178, shareholders' communication of $63,641 counterbalanced by decrease in investment income of $27,564 and gain on sale of marketable securities of $100,703 and increase in professional fees of $12,461.

Major expenditures during the year were as follows:

(1) Consulting fees - $108,667

During the year, $21,167 was paid to professional accountants for accounting services, $5,000 to a director for his time in assisting the Company in corporate activities, $60,000 to the President for his time in managing the Company's affairs on a full time basis, and $22,500 to a secretary who provided para-legal services. In comparison with last year, the Company incurred $20,877 more in consulting fees mainly due to $13,437 paid the President for his additional time for his management services, $4,021 in increased accounting services partly due to the continuous disclosure review and $3,850 in consulting fees paid to a director for his increased time in assisting the Company's activities in business acquisitions.

(2) Office expenses - $37,393

Office expenses included $14,439 for director and officer insurance, $9,771 for telephone expenses, $5,221 for filing fees and $7,962 for miscellaneous office expenses.

(3) Professional fees - $26,956

Professional fees included $9,136 paid to the auditors and $17,820 to the lawyers. In comparison with last year, professional fees were increased by $12,461. This was due to the increased legal fees of $8,825 due to two small debts disputes and $3,636 for audit fees.

During the year, the Company wrote off mineral property costs and deferred exploration costs as the Company has adopted the new accounting guideline AcG-11 "Enterprises in the Development Stage" issued by the Canadian Institute of Chartered Accountants. The adoption of AcG-11 has resulted in a change in the Company's accounting policy relating to exploration and developments costs of mineral properties. The Company will expense all mineral properties costs and exploration costs as incurred and expense previously capitalized balances as a cumulative effect of a change in accounting policy.

Share Capital and Name Change

During the year, the Company decided to consolidate its share capital on a five for one basis and changed its name to Triband Enterprise Corp.

Management

There were no changes in management of the Company during the period.

Financing

On September 17, 2001, the Company announced it's intention to complete a non-brokered private placement of 1.5 million units at a price of $0.10 per unit. Each unit will entitle the subscriber to one common share at $0.10 per share and one share purchase warrant entitling the holder to purchase an additional common share at $0.12 per share until October 10, 2002 and $0.15 per share until October 10, 2003. This private placement was completed in February 2002 a total of 1,350,000 units subscribed and paid. A total of 50,000 shares at $0.10 per share were issued for finder's fees in relating to this financing.

In December 2001, the Company issued 475,337 common shares at the price of $0.10 in settlement of debt totalling $47,534.

During the month of February 2002, a total of 400,000 warrants were exercised at the price of $0.12 per share.

Investor Relations

Currently, the Company does not have an outside consultant to look after investor relations.